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Exhibit 10.24

EXHIBIT A

PRODUCT AND SERVICE DESCRIPTION AND PRICING

(Product Price listing is in Attachment 1 to Exhibit A, the Letter of Commitment is Attachment 2 to Exhibit A, and the Expense Cap Members in Attachment 3 to Exhibit A)

I.
PRODUCT CATEGORIES:

  Therapeutic Surfaces (Frameless—Mattress Replacement Systems)

    Low Air Loss Therapy
    Alternating Pressure Therapy
    Pulsation Therapy
    Lateral Rotation Therapy
    Kinetic Therapy
    Fluid Therapy
    Other Related Products

  Therapeutic Specialty Beds (integrated Framed Support Surfaces)

    Bariatric
    Low Air Loss Therapy
    Air fluidized Therapy
    Pulsation Therapy
    Lateral Rotation Therapy
    Kinetic Therapy

  Other Related Products/Devices

    Negative pressure wound closure
    Other products/devices

II.
PRICE STRUCTURE:

        Members will be eligible for Product pricing based on the criteria listed below:

Tier	Letter of Commitment Required	Percent Utilization * and **	Annual Purchase/Rental Volume	Notes
Tier I—Base	No	None	N/A
Tier II	Yes	[***]% wound care and pulmonary therapeutic Products, [***]% bariatric Products	$[***] - $[***]
Tier III	Yes	[***]% wound care and pulmonary therapeutic Products, [***]% bariatric Products	$[***] - $[***]
Tier IV	Yes	[***]% wound care and pulmonary therapeutic Products, [***]% bariatric Products	$[***] or greater	(1) Maximum of [***]% additional reduction over Tier III. Volume may be aggregated
(2) Member facilities in a system can combine volume to meet requirements

1

* BARIATRIC PRODUCT EXEMPTION:

Supplier will exclude from a Member's bariatric utilization measurement the purchase or rental of a competitive bariatric produce, which has a significant feature (as agreed to by Novation, Supplier and Member) which is unavailable on a Supplier's bariatric product. This exemption shall no longer be operative if the Supplier develops and makes available a bariatric product with the feature described above.

** TOTAL ANNUAL VOLUME REQUIREMENTS

The total annual dollar volume requirement will be calculated as follows:
-[***]% of the total wound care and pulmonary Product and competitive dollars purchased by the Member added with
-[***]% of the total bariatric Product and competitive dollars purchased by the Member

III.
EXPENSE CAP MEMBERS:

Members Currently Under Expense Cap Pricing:

Supplier will grandfather all Members (list of Members in Attachment 3 to Exhibit A) participating in the Supplier's Expense cap pricing program. The Member will have the option of accessing the Award Pricing under this agreement (after complying with all provisions of such Expense Cap program, including any termination fees or billing for non-charged therapy days) or maintain its Expense Cap program. Marketing fees will be paid on Members participating in the supplier's Expense Cap program.

Future Process for Members Requesting Expense Cap:

Requirements and process for requesting and receiving Expense Cap pricing:

1.
Supplier Field Sales Management and Novation Service Delivery Executive will conduct meeting with the Member's Chief Financial Officer and VP of Materials Management.
2.
Annual product rental volume must be greater than $[***] to be considered for the Expense Cap program
3.
Expense Cap will require Supplier's Senior Management approval.
4.
Member must commit to the Supplier's Positive Outcomes Wound Care Program and P&I Surveys with protocol review.
5.
The Member must agree to meet quarterly and assign a team leader for surface products.
6.
The expense Cap Program offered to Members shall be in accordance with the terms of Supplier's then-existing corporate Expense Cap Program, including the then-existing Expense Cap pricing and terms.

IV.
PRICE PROTECTION

Price Protection Terms: Award Prices will remain firm for the first three-years of the Agreement on all Products, except the V.A.C. and Dri-Flo Products which will remain firm until August 31, 2002. Price increases for the fourth and fifth year of the Agreement shall be no greater than [***] ([***]%) per year based on a weighted average of all Products. For the second through fifth year of the Agreement, the V.A.C. and Dri-Flo products shall be no greater than [***] ([***]%) per year based on a weighted average of all Products. The Supplier must submit proposed Product pricing changes no later than 60 days prior to the price change effective date.

V.
GRANDFATHERED PRICING

Members will have until December 31, 2001 to sign up for the Award Prices in this Agreement. Members will be grand fathered in at their existing pricing until they either sign a new Letter of Commitment or December 31, 2001. Members that have not signed a Letter of Commitment by December 31, 2001 may be placed on the Tier 1 Base Award Price

2

Exhibit A-Line Item Award Pricing
NOVATION L.L.C.
KCI USA Inc.
THERAPEUTIC SUPPORT SURFACES AND OVERLAYS
LEVEL I PRICING—90% COMPLIANCE—COMMITTED DOLLAR VOLUME = $0-99,999

	PRODUCT NUMBER	DAILY RENTAL LIST PRICE		NON- PARTICIPATING DAILY RENTAL PRICING		SOLE SOURCE DAILY RENTAL PRICING LEVEL I		DISCOUNT OFF LIST
WOUND CARE
Air Fluidized Therapy
FluidAir® Elite	300500	$	[***]	$	[***]	$	[***]	[***]
Therapeutic w/sit-up	300502	$	[***]	$	[***]	$	[***]	[***]
FluidAir® II	300680	$	[***]	$	[***]	$	[***]	[***]
Air Cycle Therapy
InterCell™	211660	$	[***]	$	[***]	$	[***]	[***]
>>Premium Service		$	[***]	$	[***]	$	[***]	[***]
>>Economy Service				$	[***]	$	[***]	[***]
Fluid Therapy
RIK® Fluid Overlay	VL22000	$	[***]	$	[***]	$	[***]	[***]
RIK® Fluid Mattress	MA4000S/MA4200S	$	[***]	$	[***]	$	[***]	[***]
Low Air Loss Therapy
KinAir® III	201001	$	[***]	$	[***]	$	[***]	[***]
KinAir® III w/o Scales	201260	$	[***]	$	[***]	$	[***]	[***]
KinAir® IV	226000	$	[***]	$	[***]	$	[***]	[***]
First Step® Select Overlay	203690	$	[***]	$	[***]	$	[***]	[***]
First Step® Plus	200600	$	[***]	$	[***]	$	[***]	[***]
First Step® Advantage	226500	$	[***]	$	[***]	$	[***]	[***]
Pulsating Air Suspension Therapysm
DynaPulse®	302150	$	[***]	$	[***]	$	[***]	[***]
TheraPulse®	9300	$	[***]	$	[***]	$	[***]	[***]
TheraPulse® II	9222	$	[***]	$	[***]	$	[***]	[***]
PULMONARY CARE
Kinetic Therapysm
Roto Rest® Delta	208030	$	[***]	$	[***]	$	[***]	[***]
TriaDyne® II	308550	$	[***]	$	[***]	$	[***]	[***]
ParaDyne™	302720&302705	$	[***]	$	[***]	$	[***]	[***]
PediDyne®	204200-U	$	[***]	$	[***]	$	[***]	[***]
Continuous Lateral Rotaton Therapy
TheraPulse® ATP	9222	$	[***]	$	[***]	$	[***]	[***]
Q2 Plus®	200700	$	[***]	$	[***]	$	[***]	[***]

Exhibit A-Line Item Award Pricing
NOVATION L.L.C.
KCI USA Inc.
THERAPEUTIC SUPPORT SURFACES AND OVERLAYS
LEVEL I PRICING—90% COMPLIANCE—COMMITTED DOLLAR VOLUME = $0-99,999

	PRODUCT NUMBER	DAILY RENTAL LIST PRICE		NON- PARTICIPATING DAILY RENTAL PRICING		SOLE SOURCE DAILY RENTAL PRICING LEVEL I		DISCOUNT OFF LIST
BARIATRIC CARE
BariAir™ Therapy	310111	$	[***]	$	[***]	$	[***]	[***]
BariKare®	306000	$	[***]	$	[***]	$	[***]	[***]
BariMaxx	309300	$	[***]	$	[***]	$	[***]	[***]
First Step Select™ HD	203800	$	[***]	$	[***]	$	[***]	[***]
BariAir Suite (includes: BariAir, EZ lift, Wheelchair, Walker, Commode/Shower Chair)		$	[***]	$	[***]	$	[***]	[***]
BariKare Suite (includes: BariKare, EZ lift, Wheelchair, Walker, Commode/Shower Chair)		$	[***]	$	[***]	$	[***]	[***]
BariMaxx Suite (includes: BariMaxx, EZ lift, Wheelchair, Walker, Commode/Shower Chair)		$	[***]	$	[***]	$	[***]	[***]
EZ-Lift		$	[***]	$	[***]	$	[***]	[***]
Bariatric Accessory Package (includes: Wheelchair, Walker, Commode)	820730930K-Kit	$	[***]	$	[***]	$	[***]	[***]

Non-participating is defined as KCI USA not being primary vendor and bills less than 50% of available dollars.

All products are subject to availability.

Exhibit A-Line Item Award Pricing
NOVATION L.L.C.
KCI USA Inc.
THERAPEUTIC SUPPORT SURFACES AND OVERLAYS
LEVEL II PRICING—90% COMPLIANCE—COMMITTED DOLLAR VOLUME = $100,000+

	PRODUCT NUMBER	DAILY RENTAL LIST PRICE		NON- PARTICIPATING DAILY RENTAL PRICING		SOLE SOURCE DAILY RENTAL PRICING LEVEL II		DISCOUNT OFF LIST
WOUND CARE
Air Fluidized Therapy
FluidAir® Elite	300500	$	[***]	$	[***]	$	[***]	[***]
Therapeutic w/sit-up	300502	$	[***]	$	[***]	$	[***]	[***]
FluidAir®	300680	$	[***]	$	[***]	$	[***]	[***]
Air Cycle Therapy
InterCell™	211660	$	[***]
>>Premium Service		$	[***]	$	[***]	$	[***]	[***]
>>Economy Service				$	[***]	$	[***]	[***]
Fluid Therapy
RIK® Fluid Overlay	VL22000	$	[***]	$	[***]	$	[***]	[***]
RIK® Fluid Mattress	MA4000S/MA4200S	$	[***]	$	[***]	$	[***]	[***]
Low Air Loss Therapy
KinAir® III	201001	$	[***]	$	[***]	$	[***]	[***]
KinAir® III w/o Scales	201260	$	[***]	$	[***]	$	[***]	[***]
KinAir® IV	226000	$	[***]	$	[***]	$	[***]	[***]
First Step® Select Overlay	203690	$	[***]	$	[***]	$	[***]	[***]
First Step® Plus	200600	$	[***]	$	[***]	$	[***]	[***]
First Step® Advantage	226500	$	[***]	$	[***]	$	[***]	[***]
Pulsating Air Suspension Therapytm
DynaPulse®	302150	$	[***]	$	[***]	$	[***]	[***]
TheraPulse®	9300	$	[***]	$	[***]	$	[***]	[***]
TheraPulse® II	9222	$	[***]	$	[***]	$	[***]	[***]
PULMONARY CARE
Kinetic Therapytm
Roto Rest® Delta	208030	$	[***]	$	[***]	$	[***]	[***]
TriaDyne® II	308550	$	[***]	$	[***]	$	[***]	[***]
ParaDyne™	302720&302705	$	[***]	$	[***]	$	[***]	[***]
PediDyne®	204200-U	$	[***]	$	[***]	$	[***]	[***]
Continuous Lateral Rotaton Therapy
TheraPulse® ATP	9222	$	[***]	$	[***]	$	[***]	[***]
Q2 Plus®	200700	$	[***]	$	[***]	$	[***]	[***]

Exhibit A-Line Item Award Pricing
NOVATION L.L.C.
KCI USA Inc.
THERAPEUTIC SUPPORT SURFACES AND OVERLAYS
LEVEL II PRICING—90% COMPLIANCE—COMMITTED DOLLAR VOLUME = $100,000+

	PRODUCT NUMBER	DAILY RENTAL LIST PRICE		NON- PARTICIPATING DAILY RENTAL PRICING		SOLE SOURCE DAILY RENTAL PRICING LEVEL II		DISCOUNT OFF LIST
BARIATRIC CARE
BariAir™ Therapy	310111	$	[***]	$	[***]	$	[***]	[***]
BariKare®	306000	$	[***]	$	[***]	$	[***]	[***]
BariMaxx	309300	$	[***]	$	[***]	$	[***]	[***]
First Step Select™ HD	203800	$	[***]	$	[***]	$	[***]	[***]
BariAir Suite (includes: BariAir, EZ lift, Wheelchair, Walker, Commode/Shower Chair		$	[***]	$	[***]	$	[***]	[***]
BariKare Suite (includes: BariKare, EZ lift, Wheelchair, Walker, Commode/Shower Chair		$	[***]	$	[***]	$	[***]	[***]
BariMaxx Suite (includes: BariMaxx, EZ lift, Wheelchair, Walker, Commode/Shower Chair		$	[***]	$	[***]	$	[***]	[***]
EZ-Lift		$	[***]	$	[***]	$	[***]	[***]
Bariatric Accessory Package (includes: Wheelchair, Walker, Commode)	820730930K-Kit	$	[***]	$	[***]	$	[***]	[***]

Non-participating is defined as KCI USA not being primary vendor and bills less than 50% of available dollars.

All products are subject to availability

EXHIBIT A-Line Item Award Pricing
NOVATION L.L.C.
KCI USA Inc.
The V.A.C.
RENTAL AND DISPOSABLE PRICING

Equipment Rental

Item	DAILY RENTAL LIST PRICE		NON- PARTICIPATING DAILY RENTAL PRICING		SOLE SOURCE CONTRACT DISCOUNT	SOLE SOURCE DAILY RENTAL PRICING
The V.A.C.® Unit (8229514)	$	[***]	$	[***]	[***]	$	[***]
Mini V.A.C.® (M6275732)	$	[***]	$	[***]	[***]	$	[***]

Disposable Sales

Item	Quantity	11/1999 LIST PRICE		SOLE SOURCE CONTRACT DISCOUNT	SOLE SOURCE DAILY CONTRACT PRICING
Small Dressing Kit (M6275001)	10/carton	$	[***]	[***]	$	[***]
Small Dressing Kit (M6275001-5)	5/carton	$	[***]	[***]	$	[***]
Med. Dressing Kit (M6275002)	10/carton	$	[***]	[***]	$	[***]
Med. Dressing Kit (M6275002-5)	5/carton	$	[***]	[***]	$	[***]
Large Dressing Kit (M6275003)	10/carton	$	[***]	[***]	$	[***]
Large Dressing Kit (M6275003-5)	5/carton	$	[***]	[***]	$	[***]
Canister Kit w/o Iso (M6275007)	10/carton	$	[***]	[***]	$	[***]
Canister Kit w/o Iso (M6275007-5)	5/carton	$	[***]	[***]	$	[***]
Canister Kit w/Iso (M6275008)	10/carton	$	[***]	[***]	$	[***]
Canister Kit w/Iso (M6275008-5)	5/carton	$	[***]	[***]	$	[***]
V.A.C. ® Soft-Foam
10x15cm assembly (M6275038)	10/carton	$	[***]	[***]	$	[***]
7.5x10cm assembly (M6275039)	10/carton	$	[***]	[***]	$	[***]
10x15cm w/o connector (M1202)	10/carton	$	[***]	[***]	$	[***]
2 way connector (M6275012)	10/carton	$	[***]	[***]	$	[***]
4 way connector (M6275015)	10/carton	$	[***]	[***]	$	[***]
Mini Soft-Foam
7.5x10cm assembly (M6275021)	5/carton	$	[***]	[***]	$	[***]
Mini Polyurethane Foam (M6275037)	5/carton	$	[***]	[***]	$	[***]
Mini Canisters (M6275022)	5/carton	$	[***]	[***]	$	[***]
V.A.C.® extension tubing (M6275025)	5/carton	$	[***]	[***]	$	[***]
DRAPES	10/carton	$	[***]	[***]	$	[***]
V.A.C.® Hand Dressing	5/carton	$	[***]	[***]	$	[***]
V.A.C.® Large Dressing	5/carton	$	[***]	[***]	$	[***]

V.A.C.® Discounts will be taken off list price at time of order.

V.A.C.® Rental Discounts will remain firm until January 1, 2001.

V.A.C.® volume is not factored into tiered pricing for Therapeutic Support Surfaces and Overlays.

V.A.C.® is not a committed program contracted product.

DRIFLO®

PRODUCT	QUANTITY	LIST PRICE		CONTRACT PRICE
DriFlo®	Pkg of 12	$	[***]	$	[***]
DriFlo®	Case of 6	$	[***]	$	[***]
DriFlo® Extra Large	Case of 6	$	[***]	$	[***]

Exhibit A-Line Item Award Pricing
NOVATION L.L.C.
KCI USA Inc.
Acute and LTC Purchase Pricing

	PRODUCT NUMBER	STATUS	LIST PRICE		CONTRACT PRICE
Wound Care
Air Cycle Therapy
Intercell™	211660	New	$	[***]	$	[***]
Low Air Loss Therapy
KinAir® III	201001	New	$	[***]	$	[***]
KinAir® III	201260	Remfg	$	[***]	$	[***]
KinAir® III w/o	KA3KNO	Remfg	$	[***]	$	[***]
KinAir® IV	226000	New	$	[***]	$	[***]
First Step® Select	203690	New	$	[***]	$	[***]
First Step® Advantage	226500	New	$	[***]	$	[***]
First Step® TriCell	212542	New	$	[***]	$	[***]
First Step® TriCell	212500	New w 2 Sheets	$	[***]	$	[***]
Pulsating Air Suspension Therapysm
DynaPulse®	302150	New	$	[***]	$	[***]
Thera Pulse®	930	Refmg	$	[***]	$	[***]
TheraPulse® II	9222	New	$	[***]	$	[***]
Fluid Therapy
RIK® Fluid Overlay	VL22000
QTY 1-3		New	$	[***]	$	[***]
4-10		New	$	[***]	$	[***]
11-20		New	$	[***]	$	[***]
21+		New	$	[***]	$	[***]
RIK® Fluid Mattress (4000,4200)	MA4000S/MA4200S
QTY 1-3		New	$	[***]	$	[***]
4-10		New	$	[***]	$	[***]
11-20		New	$	[***]	$	[***]
21+		New	$	[***]	$	[***]
RIK® Fluid Mattress (4300)
QTY 1-3		New	$	[***]	$	[***]
4-10		New	$	[***]	$	[***]
11-20		New	$	[***]	$	[***]
21+		New	$	[***]	$	[***]
RIK® Foot Hugger	PP05001
QTY 1-3		New	$	[***]	$	[***]
4-10		New	$	[***]	$	[***]
11-20		New	$	[***]	$	[***]
21+		New	$	[***]	$	[***]
RIK® Multi-Pad	PP01001
QTY 1-3		New	$	[***]	$	[***]
4-10			$	[***]	$	[***]
11-20			$	[***]	$	[***]
21+			$	[***]	$	[***]

Exhibit A-Line Item Award Pricing
NOVATION L.L.C.
KCI USA Inc.
Acute and LTC Purchase Pricing

	PRODUCT NUMBER	STATUS	LIST PRICE		CONTRACT PRICE
Impression® SR"***	403750/403770	New	$	[***]
Quantity or Eligible Tier
1-10 or Tier 1					$	[***]
11-20 or Tier II					$	[***]
21-30 or Tier III					$	[***]
31 or More, or Tier IV					$	[***]
Pulmonary Care
Kinetic Therapysm
Roto Rests® Delta	208030	Remfg	$	[***]	$	[***]
TriaDyne® II	308550	New	$	[***]	$	[***]
PediDyne®	204200-U	New	$	[***]	$	[***]
Continuous Lateral Rotation Therapy
Q2 Plus®	200700	New	$	[***]	$	[***]
Bariatric Care
BariAirtm Therapy System	310111	New	$	[***]	$	[***]
BanKare®	306000	New	$	[***]	$	[***]
BariMaxx			$	[***]	$	[***]
BariMaxx Suite (includes: BariMaxx, EZ Lift, Wheelchair, Walker, Commode/Shower Chair			$	[***]	$	[***]
First Step Select™ HD	203800	New	$	[***]	$	[***]
Bariatric Wheelchair	8513	New	$	[***]	$	[***]
Bariatric Commode	47011	New	$	[***]	$	[***]
Bariatric Walker	8512	New	$	[***]	$	[***]

New = Product produced by Manufacturing with all new parts and processes.

Remfg = Product is taken from rental fleet and remanufactured by manufacturing includes new parts only when necessary.

Used = Product taken from rental fleet, cleaned up, and sold as is with limited 90 day warranty.

* MRS Sale price is $135.00 while supplies last—5 yr. Limited Warranty

**Price includes air pump

EXHIBIT A-Line Item Award Pricing
NOVATION L.L.C.
KCI USA Inc.
Home Medical Equipment Pricing
Requires Contract with KCI USA and Novation HME Provider

Products	PRODUCT NUMBER	Therapy Type	Retail Daily Rental		Novation HME Daily Rental		Sugggested Sales - Retail		Novation HME Sales Price
First Step TriCell (Two Gore-Tex Sheet)	212542	Low Air Loss	$	[***]	$	[***]	$	[***]	$	[***]
First Step TriCell (One Gore-Tex Sheet)	212500	Low Air Loss	$	[***]	$	[***]	$	[***]	$	[***]
InterCell	211660	Air Cycle	$	[***]	$	[***]	$	[***]	$	[***]

Pick-up/Deliver Options:

  1.
  Provider pick-up and return to KCTS Service Center

  2.
  Service Center delivery/pick-up to from Provider Center location within 50 miles

  3.
  SmartLink Delivery Service (Overnight Program)

All daily placements are subject to a minimum 7 day charge at the daily rate or the actual total daily rental charge, whichever is greater.

Mileage beyond 50 miles from delivering Service Center will be subject to a $2.00 per mile fee.

Most deliveries will be made within 24 hours of receipt of a completed rental order form if Option 2 or Option 3 is chosen.

All rentals include cleaning fee.

KCI reserves the right to limit or restrict the availability in local service centers.

SMARTLINK SERVICE

Orders must be received by KCTS in San Antonio by 5 p.m. (CST) for next day delivery. (Next day delivery will be completed by 10:30 a.m. in most areas. Delivery completion times may extend to 12:00 Noon and 3:00 p.m. as dictated by carrier shipping zones (some remote areas may only, have Second Day Delivery available.)

Saturday pick-up or delivery is a $40.00 charge. Sunday pick-up or delivery is rot available:

Products	Therapy Type	Retail Monthly Rental		Novation HME Monthly Rental		Sugggested Sales - Retail		Novation HME Price
FluidAir HC Program	Air Fluidized	$	[***]	$	[***]	$	[***]	$	[***]
maxxis 300 Series
39-inch	Bariatric	$	[***]	$	[***]	$	[***]	$	[***]
48-inch	Bariatric	$	[***]	$	[***]	$	[***]	$	[***]
54 inch	Bariatric	$	[***]	$	[***]	$	[***]	$	[***]
60 inch	Bariatric	$	[***]	$	[***]	$	[***]	$	[***]
78 inch	Bariatric	$	[***]	$	[***]	$	[***]	$	[***]
Maxxis 400 Series
39 inch	Bariatric	$	[***]	$	[***]	$	[***]	$	[***]
48 inch	Bariatric	$	[***]	$	[***]	$	[***]	$	[***]
54 inch	Bariatric	$	[***]	$	[***]	$	[***]	$	[***]
60 inch	Bariatric	$	[***]	$	[***]	$	[***]	$	[***]

Product is delivered by KCI.

All rentals include cleaning fee.

Mileage beyond 50 miles from delivering Service Center will be subject to a $2.00 per mile fee.

Most deliveries will be made within 24 hours of receipt of a completed rental order form if Option 2 or Option 3 is chosen.

KCI reserves the right to limit or restrict the availability in local service centers.

Attachment #2 to Exhibit A
LETTER OF PARTICIPATION
WITH
KCI USA, INC.

        This Novation member ("Member Facility") hereby agrees to use KCI USA Inc. as its sole source1 provider for all framed and non-framed therapeutic support surfaces. This commitment is part of the supplier agreement between KCI USA and Novation (Contract # MS10730). The Member Facility agrees to the terms and conditions of the Agreement regarding the sole source rental and sales of KCI USA products. All products, programs and services available under the agreement are covered under this letter of participation.

1 Sole Source committed volume will be measured by adding greater than or equal to [***]% utilization for wound care and pulmonary support surfaces and [***]% utilization for bariatric support surfaces and accessories. Utilization will be measured by the member's KCI USA rental and purchase volume divided by member's total annual rental and purchase volume for contracted categories. Volume tiers do not include The V.A.C. and V.A.C. Accessories.

        The duration of this sole source1 commitment agreement shall be from the first day of the month following the execution of this letter and end on at the term of the Novation agreement. If for any reason the member facility terminates this agreement prior to the end of its term, the member facility shall pay a 15% fee as liquidated damages on the net contract volume up to the date of termination.

        The pricing terms and conditions for the aforementioned products, programs and services are set forth in the Novation supplier agreement.

        Commitment Tier ([***]% on Wound Care and Pulmonary Products, [***]% on Bariatric Products1) (Check One):

Tier II	$[***]	(Sole Source)
Tier III	$[***] - $[***]	(Sole Source)
Tier IV	$[***]	(Sole Source)
Novation Member Facility	KCI USA, Inc.
Name of Member Facility	General Manager
Address, City, State	District Number
Hospital Identification Number	Date
Signature
Title
Date

KCI USA Fax Number = 210-255-6753, Contact Julie Bennet = 210-255-6600

Novation Fax Number = 972-581-5210, Contact Product Manager

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Attachment 3 to Exhibit A
Novation EXPENSE CAPs
As of February 28, 2001

Customer Name	City, St
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EXHIBIT B

NON-PRICE SPECIFICATIONS

I. Term

        The term of this agreement is from September 1, 2001 through August 31, 2006.

II. Marketing Fees

MARKETING AND SALES ADMINISTRATIVE FEES

        Supplier agrees to pay Novation Marketing Fees on all products in accordance with Section 9a of the Novation L.L.C. Supplier Agreement as follows:

Contracted Product Category	Product Purchase[1] 0-75%		Product Purchase Penetration 76-80%		Product Purchases Penetration 81-85%		Product Purchase Penetration 86-90%		Product Purchase Penetration 91%
Therapeutic Support Surfaces and Overlays Rentals	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
The V.A.C. and Accessories, Other For Sale Items and Dri Flo	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%

1
The parties (Supplier and Novation) will mutually agree upon baseline and target revenue penetration calculations within Member Product Purchases served by Novation. Product Purchase Penetration will be monitored and assessed on a semi-annual basis and the percentage of marketing fees will be adjusted on a prospective basis for the following six-month period

SOLE SOURCE CONTRACT AWARD ADVANCED MARKETING FEE

        Supplier agrees to pay Novation a $[***] by December 28, 2001 an Advanced Marketing Fee for awarding a five-year sole source agreement.

        The purpose of the Advance Marketing Fee is to fund a marketing program, which will increase the exposure of Supplier's products within Novation and assist Supplier in increasing the number of Members who utilize Supplier's products. The terms and conditions of the marketing program will be mutually agreed to by Supplier and Novation and will include, without limitation, the structuring, establishment and marketing of the Wound Care Committed Program.

EDUCATIONAL PROGRAM FUNDING

        Supplier would provide $[***] fund standardization/utilization/best practices programs or a nursing/physicians educational programs on advanced pulmonary care, bariatric care or advanced wound care. Supplier and Novation would agree on the structure and goals of each program prior to implementation. Payments for the educational programs will be made over a three-year period—$[***] in [***] and $[***] in years two and three.

III. VALUE BEYOND PRICE OFFERS

A: PROGRAMS:

Positive Outcomessm Wound Care Program:

        The Supplier's KCI Positive OutcomesSM Wound Care Program is a continuous quality initiative utilizing a validated process1 that provides Member wound care and clinical staff with a comprehensive

1

approach to managing the clinical and financial outcomes of pressure ulcer wound care patients in the acute care environment. Key components of this program include:

        Protocol standardization for prevention, early intervention and treatment of pressure ulcers. Increased effectiveness and efficiencies on managing community and hospital acquired pressure ulcers.

  •
  Assurance of the proper utilization of all pressure ulcer interventions and modalities.

  •
  A planned reduction in nosocomial pressure ulcers.

  •
  Increased pressure ulcer documentation compliance.

  •
  Increased quality of care and high customer satisfaction.

        The program utilizes a widely accepted nursing care model, which will increase the quality of care as it relates to pressure ulcer treatment in your facility. Utilizing this model, The Positive OutcomesSM Wound Care Program is an easy four-step process. The steps of the program are outlined below:

        The first step begins with an assessment by conducting baseline prevalence and incidence survey of pressure ulcers with the Member wound care team. In addition, the Supplier will assist the Member in assessing documentation compliance as it relates to pressure ulcers. The Supplier can also assist the Member by conducting a mattress/support surface survey, which helps in the overall planning phase of the program. The Supplier recommends conducting a review of all pressure ulcer products utilized by the Member acute care facility during this phase of the program.

        Next, the Supplier will help your wound care team develop a care plan for pressure ulcers by developing or modifying pressure ulcer prevention, early intervention and treatment protocols. The Supplier has developed comprehensive pressure ulcers protocols that have been clinically validated in eighteen VHA Southeast acute care facilities1. The protocols can be adapted to specially meet a Member's clinical needs and are available in written or algorithm formats. A key goal during the planning phase of the Positive OutcomesSM Wound Care Program is reducing nosocomial pressure ulcers by a specified amount or percentage based on the baseline survey data and protocols

1Managing Pressure Ulcers: A Multisite CQI Challenge" Nursing Management Volume 30 Number 10 October 1999

        Implementation of the pressure ulcer treatment plan includes extensive wound care education and in-service training on all products from the Supplier and other suppliers. The Supplier is an accredited provider of continuing education by the American Nurses Credentialing Center's Commission on Accreditation (ANCC). The Supplier will also assist you in auditing the progress of the Supplier's Positive OutcomesSM Wound Care Program by providing resources to conduct nursing care unit prevalence and incidence Surveys, documentation and protocol audits and can even provide the Member acute care facility with its Odyssey Comprehensive Wound Management Software.

        The final step includes a reassessment by conducting a follow-up prevalence and incidence survey of pressure ulcers and a review of the pressure ulcer treatment plan in light of findings.

        The KCI Positive OutcomesSM Wound Care Program will meet Member acute care facility objectives of providing high quality outcomes at the lowest total cost. By combining therapeutic surface purchases and rentals, each Member acute care facility maximizes the technologies being used with documented cost savings and increased rate of return.

Odyssey Comprehensive Wound Management Software:

        Odyssey is a comprehensive wound management PC based software program designed to assist the care giver in assessing patient risk of skin breakdown; tracking wound healing progression; tracking therapeutic prevention and treatment interventions including Therapeutic Support Surfaces and

2

Specialty Beds, topical treatments and other modalities; and reporting patient specific clinical outcome or financial information for clinical and management review.

        Odyssey will monitor protocol compliance for the prevention and treatment of wounds and help standardize the documentation process and reduce the need for documentation duplication.

        Odyssey will allow the facility to predict the outcome of various treatments and create a timeline or clinical critical path based on the data entered about wounds treated in the facility. Odyssey track costs associated with wound care for the facility i.e. surfaces, topicals, nutrition, lab tests, labor.

        Odyssey will be made available to each Member health care organization for [***] each installation. Committed participants may pay a licensing fee of [***] per year. Member Health care organizations participating in the Wound Care Committed Program will have for their use one installation of Odyssey at no charge.

Novation/KCI USA National Prevalence and Incidence Survey

        Supplier will team with Novation to develop a national recognized quality initiative for the prevention and treatment of community and hospital acquired pressure ulcers in acute care facilities. The goals of the program are:

  •
  Provide a benchmark for Novation and Member health care organizations to measure quality outcomes.

  •
  Provide a methodology for a continuous quality improvement process and protocol validation.

  •
  Facilitate a platform for a standardized, facility-wide ulcer education program.

  •
  Help Member health care organizations assess the financial impact of pressure ulcer prevention and treatment.

  •
  Help Member health care organizations fine tune skin health protocols.

  •
  Identify risk management issues by care setting.

        Supplier will provide prevalence and incidence study kits, which include, an educational video, an interrater reliability testing method and prevalence and incidence study forms.

        Member health care organizations will need to provide a facility champion/study director and teams of clinicians to assess and gather data. In most cases when requested, Supplier account executives and clinical consultants assist in the survey.

        Supplier will provide the data entry and analysis to create the national database results. The results will be published in a national peer reviewed journal (Journal of Wound, Ostomy, and Continence Nursing—July 2000*Volume 27*Number4).

        This service, if purchased by a Member health care organization would be approximately $[***].

Activity Based Pricing-Consigned Inventory

        Supplier will extend up to a [***] ([***]%) unit pricing discount to Member health care organizations that store Supplier contracted products on site and place non-emergency patients on these products after 5:00 P.M. and before 8:00 A.M. The discount applies to stored products only.

        In addition, Supplier will consign inventory when appropriate to meet the delivery needs of Members health care organizations when the inventory can be utilized at mutually acceptable levels.

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Simple & Simple Plus Program.

        The Supplier's Skin Integrity Management Program for Long Term Excellence (hereinafter referred to as "SIMPLE") is a new and innovative program designed to address skin care challenges within Member extended care facilities. SIMPLE will enable the Member to provide a skin care program for its residents at a fixed cost in order to meet the challenges presented by the Medicare Prospective Payment System and other fixed reimbursement payers. Information and statistics regarding the facility, its residents and its patient care policies is crucial to the success of SIMPLE. Product selection is dictated by a prevalence benchmarking study, which will then be linked to the SIMPLE & SIMPLE Plus Decision Tree. Once support surface selection protocols have been established by the facility facility, those protocols will be added to the facility's comprehensive wound care prevention and treatment protocols.

        The SIMPLE Program is a pressure ulcer prevention and early intervention program, which includes comprehensive clinical support on a regularly scheduled basis and the provision of specialty support surfaces on all licensed beds at a fixed cost. The SIMPLE Plus Program includes all of the benefits of the SIMPLE Programs plus a pressure ulcer treatment program, which makes available to the facility the advanced support surfaces, required to treat patients admitted to the facility with pressure ulcers on a fixed cost basis. Baseline clinical parameters include the patient's mobility status and prevalence of wounds in relation to available patient turning surfaces. These factors are instrumental in the selection of appropriate support surfaces. The program provides assurances that if a patient develops a pressure ulcer, Supplier will provide an aggressive therapy bed at no charge.

        The therapy available for a particular patient will be determined based on the SIMPLE decision tree. Therapies available within the program include the following Products:

  First Step® Family
  DynaPulse®
  KinAir ® III
  TheraPulse
  RIK ® Fluid Mattress
  FluidAir ® Family

B. TRAINING & INSERVICE

Clinical Rounds:

        The Supplier will provide professional and valuable rounds of patients being treated by the Supplier Product therapies used by Member health care organizations at no charge. The Supplier national staff of clinical consultants ensures timely, efficient clinical training, education, advice and service to patients and acute, long term care and home health agency personnel by assisting with patient placement, consultations, instructing clinical staff in safe and effective use of Supplier equipment and therapies, and provides supplementary visits to assure maximum patient benefit. The clinical consultants assist in matching products to clinical diagnosis and assist in determining product appropriateness including recommendations to step down or discontinue therapies based on the reviewing assessment of patient needs. In addition, during clinical rounds the Supplier clinicians manage the Product therapy, provide new Product Gore Tex sheets or supervise V.A.C Product dressing changes and adjust settings as appropriate.

Specialized Clinical Rounds for Pulmonary Patients:

        The Supplier clinical consultants are providing Member health care organization specifically designed ICU/CCU rounding to assure the clinical success of Supplier Kinetic Therapy Products. The

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special rounds include tracSking the pulmonary function status of the intubated pulmonary compromised patient and working with the ICU clinical staff to determine patient progress.

Product Inservices:

        Supplier will provide product inservices at anytime for any Member contracted product utilized on this contract at no charge.

Clinical Protocol Guarantee:

        If a Member acute or long-term care facility has specific protocols established and the Supplier has been notified of the protocols in writing, the Supplier will strictly adhere to them for proper patient placement. In the event that a Member acute or long term care facility believes a less expensive Supplier Product would have been more appropriate for a specific patient based on its protocol, the Supplier will credit the facility for all Product Support Surfaces charges associated with that patient until the time of modification. The Member acute or long-term care facility must notify the Supplier within 72 hours after placement. The Supplier and the Member acute or long-term care facility will then meet to review existing protocols to ensure future placements are suitable.

Indigent Care Product Placement

        Committed Member Acute Care Hospitals may utilize up to one wound care overlay (RIK and First Step Plus) at no charge per day to care for it's indigent patients. The patients must be designated as indigent at time of order. Documentation of indigence must be provided upon request. This program is available to any Member acute care facility with a minimum of $[***] in annual surface rental utilization.

Specialized Patient Care Team And Medical Hotline

        The Supplier specialized patient care teams provide one-on-one consulting with staff physicians, nurses and other clinicians with Member health care organizations. Additionally, the Supplier Patient Care Team is on call around the clock, including a 24-hour availability of our staff physicians and nurses (800) 531-5346.

C. EDUCATION PROGRAMS

        Supplier Executives and Clinical Consultants are specially trained to provide educational programs at member organizations. Supplier is an accredited provider of continuing education by the American Nurses Credentialing Center's Commission on Accreditation (ANCC). The following courses are available at Member health care organizations at no charge in support of the contract.

AHCPR Prevention Guidelines            2.0 Contact Hours

        Objectives:

  •
  Identify adults at risk for Pressure Ulcers

  •
  Define early interventions for prevention and treatment of pressure ulcers.

  •
  Discuss the use of the AHCPR Guidelines to develop protocols for pressure ulcer interventions.

Assessment and Documentation of Pressure Ulcers            1.0 Contact Hours

        Objectives:

  •
  Identify adults at risk individuals and the specific factors placing them at risk.

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  •
  Describe the four stages of development of a pressure ulcer.

  •
  Identify appropriate criteria for the development of skin breakdown.

AHCPR Treatment Guidelines: Ulcer Care            3.0 Contact Hours

        Objectives:

  •
  List four methods of debridement.

  •
  Discuss the wound cleansing and infection control procedures recommended by the AHCPR Treatment guidelines.

  •
  List and discuss the four criteria for choosing an appropriate ulcer care dressing. Discuss adjunctive therapies and operative repair for pressure ulcers

Implementation Strategies for Pressure Ulcer Prevention            1.0 Contact Hours

        Objectives:

  •
  Identify adults at risk for pressure ulcers.

  •
  Define interventions for skin care, early treatment and mechanical loading. Discuss the use of education programs to reduce the incidence of pressure ulcers.

AHCPR Treatment Guidelines: Ulcer Care            1.5 Contact Hours

        Objectives:

  •
  List four debridement methods.

  •
  Discuss the wound cleaning and infection control procedures recommended by the AHCPR treatment guidelines.

  •
  List and discuss the four criteria for choosing a pressure ulcer dressing.

  •
  Discuss adjunctive therapies and operative repair for pressure ulcers.

Position in Life is Everything—Kinetic Therapy            1.0 Contact Hours

        Objectives:

  •
  Discuss the importance of motion to the human body.

  •
  Identify the complications of immobility.

  •
  Discuss how positioning can resolve the complications of immobility.

  •
  Review Kinetic Therapy research results that demonstrate clinical and financial outcomes.

  •
  Define nursing guidelines to appropriately use Kinetic Therapy.

Customized Novation On-Site Seminars

        Supplier will provide speakers for large Wound Care Management seminars. These seminars are organized by Supplier and have an expected attendance of a least one hundred or more healthcare professionals who are responsible for chronic wound management.

6

Bariatric Education Program:

        A comprehensive bariatric education program will be available. This program will contain 12 sections, which may be presented in either an In-service format or self-study, to be determined by the specific needs of the facility. A quarterly newsletter with research and utilization updates including specialized sections addressing maintenance and improvements of Activities of Daily Living (ADL), bariatric specific pathophysiology and interventions and psychosocial interactions and will also be provided. This basic education program currently encompasses the following specific bariatric information:

        Comprehensive Assessment Criteria and Therapeutic Clinical Interventions:

  Airway
  Cardiovascular
  Neurological
  Gastrointestinal
  Genito-urinary
  Integument
  Psychosocial
  Functional (ADL's)
  Laboratory Analysis
  Pain Assessment
  Medication
  Nutrition

        A comprehensive bibliography will also be included for additional references as needed by the healthcare provider.

Centers of Excellence Educational Programs (Available to VHA and UHC Member Health Care Organizations)

  Wound Care Grand Rounds Program
  Wake Forest University School of Medicine
  Wake Medical Center—Raleigh, North Carolina
  Moderators: Louis C. Argenta MD, Michael J. Morykwas PhD.

        The wound care grand rounds program is a one day program conducted at Wake Forest University School of Medicine in Raleigh, North Carolina and is primarily focused on the clinical challenges of treating of acute and chronic wounds.

        The objective of the program is to provide an in-depth understanding and the scientific research behind new intervention and treatments for multiple wound care indications. Physician disciplines from burn, trauma, orthopedic trauma, vascular and plastic surgery present case studies focused on acute and chronic wounds.

Pulmonary Preceptor Program

  Grady Health System—Atlanta Georgia
  Moderator: Barbara McLean, MN, RN, CCRN, CRNP

        The Pulmonary Preceptor Program is a new 2-day mentor-extern program at Grady Memorial Hospital in Atlanta, Georgia.

        The program is focused on the clinical challenges of the immobile patient. The objectives of the program provide a structured lecture on ventilation, gas exchange, perfusion, and hemodynamics.

7

Grand rounds are conducted with Grady Health System nurses and physician staff. Course instruction will include X-ray rounds of evaluating patients, bedside analysis with x-ray, ABGVBG, laboratory values and patient data sheet, bedside discussions with primary nurse and physician regarding therapy interventions and ventilator analysis and oxygenation review.

D. SERVICE

Service Response Time and Novation/Supplier Kustomer Care Initiative:

  •
  Supplier is dedicated to continuous quality improvement in all aspects of our business. In an effort to provide Novation Member health care organizations with excellence in customer service, Supplier will offer the Novation Kustomer Care Program.

  •
  KCI USA/Novation Kustomer Care Service Hotline:

  •
  The Supplier always has the Member health care organization patients' outcomes and best interests at heart. The KCI USA/Novation Kustomer Care Program is a major investment by Supplier to provide Members with outstanding business information, clinical, and service satisfaction. In the event that Supplier does not meet Member needs, the KCI USA/Novation Customer Care Program will allow Member health care organizations to call a Supplier customer service representative via a toll free Supplier Customer Care Service Hotline at 1-888-ASK-4-KCI extension 7. Within two hours of the Member call, the Supplier General Manager responsible for the business information, clinical, and service requirements for the specific Member health care organization will contact the Member to discuss the issue and develop a plan for prompt resolution of the issue at hand. In addition, within forty-eight hours of the call, a Supplier operations manager will follow-up to verify that the Member health care organization's requirements have been satisfied.

KCI USA Kustomer Care Comment Cards:

  •
  Supplier will also solicit input on the service provided. The Suppliers implements a continuous quality program that includes feedback from Members. Over the first twenty-four months, Member health care organizations will be provided prepaid customer comment cards, which will be randomly attached to Supplier therapy Product placements and pickups.

  •
  KCI USA/Novation Kustomer Care Webpage Address:

  •
  The Supplier will maintain access of the KCI USA/Novation Kustomer Care webpage at www.KCIl.com/Novation.html to find the KCI USA/Novation Customer Care Program comments page.

  •
  At Supplier, if Member health care organizations are not completely satisfied with the service that is being provided to them, they want to hear from Novation and the specific Member health care organization. As set forth below, the Supplier Customer Care Program provides the Member with an explanation of the essential performance objectives that the Supplier organization strives to achieve with each business, clinical and service call to the Member institution to help ensure the highest level of customer satisfaction.

Service Performance Objectives:

  •
  Delivery of the Supplier's "critical care" products, (marketed under the trade names of RotoRest® Delta, TriaDyne®, BariKair®, and BariAir® Therapy System) will be delivered to you within [***] plus driving time from the time the order is placed and processed.

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  •
  Delivery of non-critical products, those Supplier Products, which are not "critical", will be delivered within [***] hours ([***] as appropriate) from the time the order is placed and processed.

  •
  Supplier will deliver the product ordered and bill for the product, which is delivered. If the product ordered is not available, Supplier will offer Novation health care organizations' clinicians an available substitution and will bill at the lesser of the two product prices. The Supplier Service Consultant can also provide ancillary support in delivering, installing and adjusting traction bars, lifts, and transport airs. In addition, if requested by the Member, the Supplier Service Consultant can reset or calibrate the bed scales and performing equipment maintenance checks.

Clinical Support Performance Objectives:

  •
  The Supplier Clinical Consultants provide clinical support to help Member health care organizations reach their organizational, clinical and financial goals.

  •
  These dedicated Supplier team members ensure timely and efficient service to the Members patients and hospital personnel by assisting with patient placement consultations, providing supplementary visits to assure maximum patient benefit and making rounds to track individual patients progress, reassess patients if necessary and to make sure the product is performing properly.

  •
  The Supplier Clinical consultants are certified to present both formal and informal educational programs, and provide clinical in-service training on the safe and effective use of Supplier Products and therapies.

  •
  The Clinical Consultants are trained to assist in protocol development and documentation/reimbursement assistance.

Business Performance Objectives:

        Supplier will provide Member health care organizations with clear and accurate invoices. Each

  •
  Supplier account executive will provide Member health care organizations with a written acknowledgment form or contract stating the pricing and billing terms of each of our products. Products will not be billed until the Member health care organization has the approved price entered into the Supplier's system.

  •
  Supplier defines the terms of the Product Rental as beginning on the day that the Product is delivered to the Member facility. To discontinue service, each Member health care organization can call the toll free Advantage Center number at 1-888-ASK-4-KCI. At the time of the call, a stop billing confirmation number will be issued confirming that rental is discontinued on that day.

  •
  Supplier has developed a specific business review format that details all information on product mix, product billings, therapy days, and length of stay. Either the Members, Supplier General Manager or Account Executive can formally present the Supplier business review to the Member facility as often as necessary.

Health Care Organization Business Reviews:

  •
  Supplier General Managers have been trained to provide Novation Health Care Organizations with business review information and consultation that details contract information on product

9

    mix, product billings, therapy days and length of stay. The Supplier General Manager can meet with key decision-makers within Members Health Care Organizations as often as necessary.

Service Agreements and Warranties

        Attachment 1 to Exhibit B

        Billing Practices:    Supplier defines the terms of the Product Rental as beginning on the day that the Product is delivered to the Member facility. To discontinue the service the Member can call 888-ASK-4KCI. The Member will cease being billed at that time and a stop billing confirmation number will be issued and Member's charges for the service discontinued.

E. CONVERSION AND IMPLEMENTATION PLAN:

Supplier Sales Training Program:

        Supplier will work with the Novation Director, Wound Care Products to develop and launch are appropriate marketing package.

        Within 30 days after notification of the award, Supplier will conduct regional meetings with all Supplier staff to educate each Supplier team Member about the new contract components and benefits and communicate the launch plan.

Novation Service Delivery Account Executive Training Program

        Supplier will work with Novation Director, Wound Care Products and Vice Presidents of Sales for Service Delivery to develop and launch marketing package and to train the Novation service delivery teams of VHA and UHC.

        Supplier will work with the Novation Director, Wound Care Products and Vice Presidents of' Sales for Service Delivery to develop and launch an appropriate marketing package and to train the Novation teleservices department.

        Representatives of Supplier will attend VHA Regional Materials Management Meetings

        Supplier will work with Vice Presidents of Sales for Novation Service Delivery to develop and attend and present the contract at all VHA materials management meetings.

        Representatives of Supplier shall work with Novation communications to create a Press Release announcing the newly awarded Agreement.

F: BARIATRIC PRODUCT SERVICE ADDITIONS

  •
  Bariatric Products Service: The Supplier will offer Members a dedicated toll free number 1-888-ASK-4KCI (extension 7) for service calls. The Supplier's General Manager responsible for the Bariatric Products will call to discuss the Member issue and develop a plan for prompt resolution of the issue.

  •
  Service Consultant Training—Supplier will train and re-certify the service consultants on the service and repair of all Supplier Bariatric Products by August 1, 2001.

  •
  Bariatric Product Availability—If a Member places an order for the rental of a Supplier's Bariatric bed or surface and it is not delivered within 24 hours, the Supplier will credit the Member with a no charge day for that day and every full day thereafter until a bed is delivered, or upon agreement with the Member, Suppler will offer an acceptable substitute Product and chare the Member for the less expensive of the two Products.

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Attachment 1 to Exhibit B
Sheet & Cushion Service Agreement

        KCI USA offers to its customers a sheet and cushion service on any appropriate product sold. The Sheet & Cushion Service Agreement has several features:

  •
  The Agreement is available for purchase by healthcare facilities only

  •
  The Agreement may be purchased at any time

  •
  The Agreement is based on two deliveries per month

  •
  The Agreement is available in either a Standard or Premium service

Standard Service

  •
  KCI will deliver and pick-up sheets and cushion/mattresses on a designated schedule. (The account will be responsible for the disassembly and reassembly of the bed.)

  •
  All activity will be scheduled during normal business hours (8 am to 5 pm: Monday - Friday)

Premium Service

  •
  KCI will deliver and change the appropriate sheets and cushion/mattresses on a designated delivery/service schedule. The account will be responsible for any changes in the designated delivery/service schedule)

  •
  The frame and/or box will be cleaned in accordance with KCI Infection Control Procedures

  •
  All electric and mechanical functions will be checked per KCI's quality check list. Any deficiencies will be noted and the information provided to the appropriate department within the facility.

  •
  All activities will be scheduled during normal business hours (8 am to 5 pm: Monday - Friday)

Program Cost

Type of Service	Facility within 25 miles of a KCI Service Center		Facility within 25 - 50 miles of KCI Service Center		Facility within 50 - 75 miles of a KCI Service Center		Facility beyond 75 miles of a KCI Service Center
STANDARD	$	[***]	$	[***]	$	[***]	[***]
PREMIUM	$	[***]	$	[***]	$	[***]	[***]

1

Extended Warranty Agreement

        KCI USA offers an extended warranty on any new product sold. The extended warranty is available for a period of one year from the expiration date of the original warranty. The extended warranty must be purchased at the time of the initial sale.

        The extended warranty conditions can be summarized as:

  •
  The warranty period begins one year from the invoice date of original equipment purchase.

  •
  The warranty is not transferable.

  •
  KCI will replace or repair (at KCI's option) any defective parts or entire system covered under this Agreement.

  •
  No returns or replacements will be accepted without prior written authorization from KCI.

  •
  This warranty does not include any shipping and handling costs and/or disposal fees.

  •
  This warranty does not cover:

  •
  Normal wear and tear

  •
  Patient wearable surfaces

  •
  Mattress, cushion, or fabric components

  •
  Damage due to causes beyond KCI's control

        The extended warranty agreement includes the use of a compatible loaner surface if the repair to the facilities surface requires its removal from the facility. Product covered by the extended warranty will be guaranteed to be "patient ready" 95% of the time.

2

Product Maintenance Agreement

        KCI USA offers its customers optional product maintenance agreements. These agreements are designed to provided you with confidence that your KCI product will function properly for years to come. Three options are available.

No Coverage

        Any product repairs not covered by the original product warranty, extended product warranty or other repair agreement will be charged the following fees:

• Parts		[***]
• Labor	$	[***]/ hour
• Travel		[***]¢ per mile
• Parking		[***]
• Tolls		[***]
• Emergency		[***]

Basic Coverage

        The Basic Coverage plan protects you from the unknown variable repair expense that could occur. Basic Coverage offers the following:

• Parts	[***]% discount
• Labor	[***]
• Travel	[***]¢ per mile
• Parking	[***]
• Tolls	[***]
• Emergency	[***]

Total Coverage

        The Total Coverage plan offers complete protection from any problems that might occur. This plan offers:

• Parts	[***]
• Labor	[***]
• Travel	[***]
• Parking	[***]
• Tolls	[***]
• Emergency	[***]

        Pricing for each product plan varies from product to product. All product services are provided during normal business hours (8 AM to 5 PM / Monday - Friday). Emergency service is not available in all locations.

3

EXHIBIT C
SPECIAL CONDITIONS

I. WOUND MANAGEMENT COMMITTED PROGRAM\

        Supplier agrees to participate in a Novation Wound Management Committed Program and will commit the following incentives and resources for the program:

Wound Management Committed Program Incentive Value:

        Suppler will pay [***] ([***]%) incentive to Members that meet the participation criteria in accordance to the terms and conditions of a future Wound Management Committed Program according to the following schedule:

Product Categories	Incentives
Wound Care (excluding V.A.C. Products), Pulmonary and Bariatric Products	[***]	%

1New products may be added at the mutual agreement of Novation and Supplier.

        Member Health care organizations participating in the Wound Management Committed Program will have for their use one installation of Odyssey at no charge.

        Member health care organizations participating in the Novation Wound Management Committed Program will have for their use a customized version of Odyssey, which will include a preprogrammed list of contracted products and protocols. By customizing Odyssey to include the Wound Management Committed Programs, Member health care organizations, which will help increase compliance and outcomes, drive standardization and utilization and track financially all of the economic components of the program.

II. OPPORTUNITYSM PHASE II MEMBERS:

        Supplier will allow Members marked compliant in Novation's OPPORTUNITYSM Phase II Members (identified in Attachment 1 to Exhibit C) the opportunity to access the Product Pricing in this Agreement effective July 1, 2001. The Member will be eligible based on signing the Letter of Commitment form in Exhibit A. with Product pricing becoming effective after receipt by Supplier. Novation and Supplier will mutually agree upon the communication/m arketing of the early access to the Agreement.

1

C=Compliant

Attachment 1 to Exhibit C
OPPORTUNITY-COMPLIANT KCI LIST

SYSTEM ID—MEMBERSHIP	PARENT ID	# Facilities	MEMBER NAME	CITY	STATE	MEMBER CLASS NAME	KCI Old Contract (MS80180)
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner Controll	C
[***]	[***]	[***]	[***]	[***]	[***]	Office Affiliate	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Co	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Co	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Network Affiliate	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C

[***]	[***]	[***]	[***]	[***]	[***]	Partner Controll	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Affi	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Affi	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner Control	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C

[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Co	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Affi	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Office Affiliate	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Parnter	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C

[***]	[***]	[***]	[***]	[***]	[***]	Partner Controll	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Parnter	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner Controll	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Co	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner Controll	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner Controll	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Member Control	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C

[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner Controll	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Co	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner Controll	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Aff	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Affi	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Co	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Co	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Co	C

[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Co	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Co	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner Controll	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner Controll	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner Control	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Office Affiliate	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C

[***]	[***]	[***]	[***]	[***]	[***]	Partner Control	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner Controllt	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner Controll	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Cor	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Co	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Aff	C
[***]	[***]	[***]	[***]	[***]	[***]	Partner	C
[***]	[***]	[***]	[***]	[***]	[***]	Office Affiliate	C
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Co	Waiver
[***]	[***]	[***]	[***]	[***]	[***]	Shareholder Co	Waiver

Novation™
The Supply Company of VHA & UHC
EXHIBIT D
Award Letter	125 East John Carpenter Freeway Suite 1500 Irving, TX 75062-2324
P.O. Box 140909 Irving, TX 75014-0909
972/581-5000

April 15, 2001

Scott Brooks
Vice President, National Accounts
KCI USA
8023 Vantage Drive
San Antonio, TX 78230

  1.
  Subject: Acceptance of Bid (Supplier Agreement # MS10730)

Dear Scott,

        Novation, LLC ("Novation"), acting in its capacity as agent for VHA, UHC, and HPPI, respectively (and not collectively) and certain of their respective subsidiaries and affiliates, accepts your [sole-source, dual supplier] proposal for [product category] in response to our Invitation To Bid for Therapeutic Specialty Beds, Therapeutic Surfaces & Related Products dated October 6, 2000, which was signed and dated by you on November 5, 2000. Also, attached to this Award Letter is Exhibit H (Exceptions to Supplier Agreement # MS 10730).

        The "Agreed Percentage" for the Marketing Fee will be as outlined in the chart below:

Percent Market Share	0%-75%		76%-80%		81%-85%		86%-90%		Greater than 90%
PRODUCT CATEGORY	Marketing Fee Percentage
Therapeutic Support Surfaces and Bed Rentals	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
V.A.C Rentals and Accessories, Dri-Flo and For Sale Items	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%

        Also, attached are the final agreed upon Exhibits to the Supplier Agreement as listed below:

Exhibit A: Products and Service Description
Exhibit B: Non-Price Specifications
Exhibit C: Terms of Supplier's Participation in Committed Programs
Exhibit D: Award Letter
Exhibit E: Electronic Data Interchange
Exhibit H: Exceptions to Supplier Agreement
Exhibit F: Neoforma Master Supplier Agreement
Exhibit H: Exceptions to the Supplier Agreement

        The term of this Agreement will be for a period of five years, effective September 1, 2001.

        Novation looks forward to a successful implementation of this Agreement.

Sincerely,

Mark M. McKenna
President
Novation, LLC

1

EXHIBIT E

OTHER INFORMATION REQUIREMENTS

        Novation and Supplier desire to facilitate contract administration transactions ("Transactions") by electronically transmitting and receiving data in agreed formats in substitution for conventional paper-based documents and to assure that such Transactions are not legally invalid or unenforceable as a result of the use of available electronic technologies for the mutual benefit of the parties.

        The parties agree as follows:

1. PREREQUISITES.

        a.     Documents; Standards. Each party will electronically communicate to or receive from the other party all of the required documents listed in the Novation Electronic Communication Requirements Schedule attached hereto (collectively "Documents"). All Documents will be communicated in accordance with the standards set forth in the applicable sections of the Novation Information Requirements Guidebook ("Guidebook"). Supplier agrees that the Guidebook is the Confidential Information of Novation and will not disclose information contained therein to any other party.

        b.     Third Party Service Providers. Documents will be communicated electronically to each party, as specified in the Guidebook, through any third party service provider ("Provider") with which either party may contract or VHAseCure.net™. Either party may modify its election to use, not use or change a Provider upon thirty (30) days' prior written notice. Each party will be responsible for the costs of any Provider with which it contracts, unless the parties otherwise mutually agree in writing.

        c.     Signatures. Each party will adopt as its signature an electronic identification consisting of symbol(s) or code(s) which are to be affixed to or contained in each Document transmitted by such party ("Signatures"). Each party agrees that any Signature of such party affixed to or contained in any transmitted Document will be sufficient to verify such party originated and intends to be bound by such Document. Neither party will disclose to any unauthorized person the Signatures of the other party

2. TRANSMISSIONS.

        a.     Verification. Upon proper receipt of any Document, the receiving party will promptly and properly transmit a functional acknowledgment in return, unless otherwise specified in the Guidebook.

        b.     Acceptance. If acceptance of a Document is required by the Guidebook, any such Document which has been properly received will not give rise to any obligation unless and until the party initially transmitting such Document has properly received in return an Acceptance Document (as specified in the Guidebook).

        c.     Garbled Transmission. If any properly transmitted Document is received, in an unintelligible or garbled form, the receiving party will promptly notify the originating party (if identifiable from the received Document) in a reasonable manner. In the absence of such a notice, the originating party's records of the contents of such Document will control.

3. TRANSACTION TERMS.

        a.     Confidentiality. No information contained in any Document or otherwise exchanged between the parties will be considered confidential, except to the extent provided by written agreement between the parties, or by applicable law.

        b.     Validity; Enforceability. Any Document properly transmitted pursuant to this Agreement will be considered, in connection with any Transaction, to be a "writing" or "in writing"; and any such Document when containing, or to which there is affixed, a Signature ("Signed Documents") will be

1

deemed for all purposes to have been "signed" and to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business.

4. STANDARDS.

        ASC × 12—Novation Information Requirements Guidebook

5. Third Party Service Providers.

        (If the parties will be transmitting Documents directly, insert "NONE")

Company	VAN Name	Address	Telephone Number
Novation	AT&T Bridgeton, MO 63044	12976 Hollander Drive	800/624-5672

6.    CONTRACT PRICING (PHARMACY).    Supplier will transmit contract-pricing information electronically, to include new contracts, contract renewals, and any changes to a current contract. This will be sent in a timely manner and in compliance with ANSI ASC X12-845 (Price Authorization) and Novation Contract Pricing Guidelines. Contract pricing information will include the following:

Supplier Identification Number
        HIN (Health Industry Number if Supplier is a HIN subscriber)
        DEA Number (if HIN is not available)
        Supplier Assigned Number (if HIN and DEA are not available)

Supplier Name
Supplier Contract Number
MFG Contract Number
Contract Effective Date
Contract Expiration Date
Member(s) (Member name, HIN or DEA number, Member start/stop dates)
Product Identifier
        NDC
        UPC (if NDC is not available)
Trade Name
Package Count
Package UOM
Selling Unit Price
Item Contract Effective Date
Item Contract Expiration Date

7.    CONTRACT PRICING (MEDICAL/SURGICAL).    Supplier will communicate contract-pricing information electronically, to include new contracts, contract renewals, and any changes to the current contract. This will be sent in a timely manner and in compliance with the Guidebook.

2

Novation Electronic Communication
Requirements Schedule

Company Name:		Date:
KCI USA		11/06/00
Your Name:		Your title
Sam Peace		Vice President Information Services
Phone:	Fax:	E-mail
210-255-6940	210-255-6904	peaces@kcil.com
Technical Contact:		Title
Sam Peace		Vice President
Phone:	Fax:	E-mail:
210-255-6940	210-255-6904	peaces@kcil.com

NOVATION REQUIREMENT	NOVATION EXPECTATION	MANDATORY DUE DATES & FORMATS TO BE USED
Requirement 1: New Contract Launch Section 4.1, page 21 of the 2000 Guidebook	This only applies to new contracts, unless your company never provided this information. If needed, your Novation product manager will contact you. UPN must be included with all line item files.	Due 60 days prior to the Contract Effective Date
Requirement 2: Ongoing Contract Maintenance. Section 4.2, page 27 of the 2000 Guidebook	Novation must receive contract item and pricing updates as prices change, and when items are added or deleted from contract.	Due 60 days prior to the effective date of the line item add/delete/change Information will be sent via (check one): (X) EDI 832 ( ) Interim File Format (Excel Spreadsheet)
Requirement 3 Summary Sales Reporting Section 4.3, page 43 of the 2000 Guidebook	Current paper reports must be converted to electronic reporting immediately.	Due at the first contract reporting period
Requirement 4: Detailed Line Item Sales Reporting Section 4.4, page 51 of the 2000 Guidebook	Plan for a 90-day testing for this requirement.	Begin testing within 120 days of Contract Effective Date Information will be sent via (check one): (X) EDI 867 ( ) Other
Requirement 5: Membership Section 4.5, page 63 of the 2000 Guidebook	You must be able to receive and process monthly membership updates.	Due immediately
Requirement 6: Commitment Forms Section 4.6, page 73 of the 2000 Guidebook	Details which members have and have not signed your contract enrollment foams, if needed.	Due immediately, if applicable
Requirement 7: Sales representative Contact Information Section 4.7, page 77 of the 2000 Guidebook	Able to update Sales Representative from a Business Partner Repository System downloads.	Due within 30 days of the Contract Effective Date information
Requirement 8: Product Cross-referencing Section 4.8, page 81 of the 2000 Guidebook	Must to update the items on contract with competitive cross-reference information	Due within 90 days of the Contract Effective Date
Business Partner Repository System (BPRS) Access Section 3, page 13 of the 2000 Guidebook	Able to connect to Novation BPRS via the VHAseCURE.net™	Due within 60 days of the Contract Effective Date

1

EXHIBIT F

NEOFORMA

MASTER SUPPLIER AGREEMENT

        This Master Supplier Agreement (the "Agreement") effective                         ("Effective Date"), is entered into by                        , a                        corporation having its principal place of business at                         ("Supplier"), and Neoforma.com, Inc., a Delaware corporation having its principal place of business at 3061 Zanker Road, San Jose, CA 95134 ("Neoforma").

        Neoforma provides e-commerce, auction, and other services to the healthcare industry, and Supplier wishes to list its products and services through Neoforma's e-commerce services and to utilize certain other of Neoforma services.

        Neoforma and Supplier therefore agree as follows:

1.
DEFINITIONS

        1.1   "Acute Care Users" means either a short term care hospital in which the average length of patient stay is less than thirty days, or a short-term care hospital in which over 50% of all patients are admitted to units where the average length of patient stay is less than thirty days. This includes those hospitals operating as acute care facilities even if those hospitals provide such services as, for example, long term care, outpatient care, psychiatric care, or rehabilitative care, but shall exclude facilities that are primarily nursing homes or primarily rehabilitation hospitals.

        1.2   "Affiliate" means a person or entity controlled by or under common control with another person or entity.

        1.3   "Content" means any text, graphics, logos, button icons, images, audio clips, HTML code, java programs and other material displayed at the Marketplace.

        1.4   "Contract Portfolio" means, with respect to a particular GPO, a catalog of Products for which the GPO has contracted with Supplier for the benefit of the GPO's Members.

        1.5   "Fees" means all fees and other amounts paid by Supplier to Neoforma in respect of the Services, as detailed in the Schedules attached hereto.

        1.6   "GPO" means an entity that meets the definition of a "Group Purchasing Organization" as set forth in 42 CFR Section 1001.952(j).

        1.7   "Information" means the information and data maintained and stored by Neoforma, which shall include at a minimum (i) any and all information and data collected, developed, and/or stored by Neoforma relating to Users and (ii) any and all information and data relating to use of or transactions at the Marketplace by Users.

        1.8   "Marketplace" means all Marketplaces as defined at Section 1.9 and all other portions of www.Neoforma.com and other Neoforma web sites.

        1.9   "Marketplace at [insert name of GPO]" means that portion of the Marketplace created specifically for and accessible only to Members of a particular GPO.

        1.10 "Members" means, with respect to a particular GPO, at any date, those organizations entitled to purchase Products at the Marketplace of such GPO.

        1.11 "Neoformat" means the format in which Product Data is to be sent to Neoforma.

        1.12 "Non-Contract Products" means any Product offered by Supplier other than through a Contract Portfolio. For purposes of clarification, a Product may be offered by Supplier both as a NonContract

Product and through one or more Contract Portfolios, but will be considered a Non-Contract Product when purchased other than through the Contract Portfolio of a GPO.

        1.13 "Products" means all equipment, products, supplies and services, information and content provided by Supplier and available for purchase, rental, or lease by Users at the Marketplace or through the Services.

        1.14 "Product Data" means information describing the features, functions and pricing of Supplier's Products including images to be offered at the Marketplace or through the Services.

        1.15 "Services" means the services provided by Neoforma to Supplier the details of which, and fees for which are specified in this Agreement and the Schedules attached hereto, which are agreed upon and signed by authorized representatives of Supplier and Neoforma. Supplier must comply with the requirements and obligations detailed in these Schedules, and with the terms of this Agreement to use the Services.

        1.16 "Users" means all Members and other users of the Marketplace.

2.
SERVICES

        2.1   Neoforma will provide the Services to Supplier, subject to the terms and conditions of this Agreement and the applicable Schedules.

3.
OWNERSHIP AND LICENSE

        3.1   Neoforma. Neoforma owns and will continue to own all Content, and the compilation or "look and feel" of all Content subject to Section 14.1. Any reproduction, transmission, or display of the Content by Supplier or any third party is strictly prohibited.

        3.2   For the term of this Agreement, Neoforma grants a non-exclusive, non-transferable, revocable license to Supplier, without a right to sublicense, to access, and use the Services and the Marketplace in accordance with the terms of this Agreement.

        3.3   Supplier. For the term of this Agreement, Supplier grants a non-exclusive license to Neoforma to use, copy, modify, display, perform and create derivative works of Supplier's Product Data solely for the purpose of digitizing, categorizing and formatting such information for placement at the Marketplace, in accordance with the terms of this Agreement and the Schedules attached hereto.

4.
SUPPLIER'S PRODUCT DATA

        4.1   Supplier is solely responsible for all Product Data and any other Content it supplies to Neoforma for inclusion at the Marketplace, including maintenance of such Product Data and Content. Neoforma will not be responsible for the accuracy or legality of information provided by Supplier for publication at the Marketplace or through the Services, and Neoforma may at any time at its sole discretion, take any action with respect to such information provided by Supplier, including removal from the Marketplace, and/or exercising its rights under Section 16.2, Termination, if Neoforma reasonably believes that the information may cause liability for it. Product Data must not (a) infringe any third party rights, including, but not limited to intellectual property, publicity or privacy, (b) be defamatory, trade libelous, threatening or harassing nor (c) be obscene, indecent or contain pornography.

        4.2.  Supplier shall make its Product Data available to Neoforma for listing at the applicable Marketplace at [insert name of GPO] with respect to any Contract Portfolio Products and elsewhere at the Marketplace with respect to any Non-Contract Products in accordance with the applicable Schedules hereto.

        4.3   The Product Data provided by Supplier shall include the specific terms and conditions of Supplier's sale of Products to Users, subject to the terms and conditions of any contract between

Supplier and a User or a GPO with respect to any Product (the "Supplier Terms and Conditions"). Neoforma does not set, approve, control, or endorse the Supplier Terms and Conditions.

        4.4.  Supplier may update Product Data from time to time in accordance with Neoforma's then current policies and procedures for accessing and updating Product Data. Supplier will update Product Data, including pricing information and the Supplier Terms and Conditions, as required to ensure that at all times such Product Data is accurate, including removal of any discontinued or recalled Products.

        4.5.  Neoforma will not be responsible for the fulfillment of or payments for orders for Products. Supplier acknowledges that a User makes an offer for a Product through the Marketplace when it places an order for such Product. Supplier agrees to respond to an order for a Product within 24 hours of placement of such order by either accepting or rejecting such order. Supplier shall have the right, in its sole discretion, to accept or reject any order. Supplier acknowledges that all orders made by Users for Products and accepted by Supplier will be accepted based on prices. and Product Data (including any posted terms and conditions relating to purchase of such Products) as they appear at the Marketplace at the time of such order. Notwithstanding the foregoing, nothing in this Section 4.6 will affect the Supplier's rights and obligations vis-a-vis the party placing the order.

        4.6   Neoforma will not be responsible for ensuring that a sale to a User is authorized and in compliance with laws and that User has complied with any licensing or other governmental requirements or for fulfillment, billing or collections to Users. Supplier shall provide credential and licensure verification, fulfillment, billing and collections to Users who have purchased from the Marketplace. Supplier will have the final authority to refuse to ship Products when it believes, in its sole discretion, that the party placing the order does not have the necessary license or other government required permission or authority to receive the Product ordered or that such sale is otherwise not to an authorized User or not in compliance with applicable laws. Supplier agrees to communicate to any such party the reasons for a refusal to ship an ordered Product. Notwithstanding the foregoing, nothing in this section 4.6 will affect the Supplier's rights and obligations vis-a-vis the party placing the order.

        4.7.  Supplier shall be responsible for all customer support after the point when an order is made by a User and transmitted from Neoforma to Supplier.

5.
SYSTEM INTEGRITY

        5.1   Supplier will not use any software routine or any other device including but not limited to any viruses, Trojan horses, worms, time bombs, or cancelbots, to interface or attempt to interfere with the proper working of the Marketplace.

6.
FEES

        6.1   Supplier will pay Neoforma one hundred percent (100%) of the Fees (as specified in the Schedules attached hereto) within thirty (30) days of the date of invoice by Neoforma. Overdue payments shall bear interest at the lesser of twelve percent (12%) per annum or the maximum rate allowed under applicable law. All Fees specified herein are non-cancelable and non-refundable. All Fees are payable in U.S. dollars and shall be sent to the attention of Neoforma's Accounts Receivable Department.

7.
TAXES

        7.1   Supplier bears sole responsibility for payment and/or collection from Users of all local, state, national or foreign taxes (including without limitation, sales, use, value added and other taxes which may apply), license, fees, export/import fees and any other similar obligations relating to any sale of a Product listed at the Marketplace. In no event will Neoforma bear any such responsibility.

8.
AUDIT RIGHTS

        8.1   Upon reasonable prior notice to Supplier, Neoforma, at its own expense may audit all relevant books and records of Supplier for the purpose of confirming compliance with this Agreement. Any examination shall be conducted during Supplier's normal business hours, and will not unreasonably interfere with Supplier's normal business. Such audits may not be conducted more than once in any six(6) month period. For purposes of conducting, such audits, Neoforma may designate any party to act as its auditor, subject to Supplier's consent, which shall not be unreasonably delayed or withheld. Supplier shall be deemed to have consented to the use of any nationally recognized accounting firm for any such audit.

9.
PRIVACY

        9.1   Supplier will have the ability to access that portion of the Marketplace which displays its Products, using a user ID and password and otherwise in accordance with Neoforma's then current policies and procedures for accessing and updating Product Data. Such user IDs and passwords should be maintained as confidential and should not be distributed or disclosed to third parties. It is Supplier's responsibility to notify Neoforma of the need to change or discontinue the user ID or password. Such notification must come from an authorized officer of Supplier. It is Supplier's responsibility to discontinue any user IDs and passwords that are no longer active. All personal contact information provided by Supplier's officers will be used in accordance with the terms of Neoforma's privacy policy. Supplier will review Neoforma's privacy policy, which may be amended from time to time. If at any time Supplier is not in compliance with this policy, then Neoforma has the right to terminate this Agreement and Supplier's access to the Marketplace and ability to sell Products at the Marketplace as provided in Section 16.2 of this Agreement.

10.
CONFIDENTIALITY

        10.1 Except as expressly set forth in Neoforma's privacy policy, Neoforma, and Supplier will regard and preserve as confidential all information related to the business of the other. Neither party will without first obtaining the other party's prior written consent, disclose to any third party or use for its benefit any information relating to the business of the other party. This confidentiality obligation does not apply to (a) information that is publicly known prior to the disclosure or becomes publicly known through no wrongful act of the receiving party; (b) information that was in lawful possession of the receiving party prior to disclosure and was not received as a result of any breach of confidentiality; (c) information that was independently developed by the receiving party outside the scope of this Agreement; or (d) information which the receiving party is required to disclose pursuant to a court order or regulatory agency request. In the event of a request for disclosure pursuant to subsection (d), immediate notice of such request shall be provided by the other party in order to provide an opportunity to oppose such request for disclosure. Notwithstanding the foregoing and except as otherwise limited, Neoforma shall be entitled to share (1) any and all Information in the aggregate relating to that portion of the Marketplace created specifically for and accessible only to Members of a particular GPO with that particular GPO if Neoforma has entered into an agreement to share such Information, and if not violative with any other agreement entered into by Neoforma, and (2) User specific Information relating to that portion of the Marketplace created specifically for and accessible only to Members of a particular GPO with that particular GPO if Neoforma has entered into an agreement to share such Information, if not violative with any other agreement entered into by Neoforma and if consented to by such User

11.
REPRESENTATIONS AND WARRANTIES

        11.1 Neoforma represents and warrants that (i) it has full power and authority to enter into this Agreement and the applicable Schedules, (ii) it has all rights, titles, licenses, permissions and approvals necessary to perform its obligations under this Agreement and the applicable Schedules and to grant to Supplier all licenses and rights granted hereunder, and that such licenses do not and will not infringe or otherwise violate any copyright, trade secret, trademark, patent or other proprietary right of any third party, and (iii) that it has and will maintain the capability to provide the Services and to create and host the Marketplace during the term of this Agreement and all applicable Schedules.

        11.2 Supplier represents and warrants that (i) it has full power and authority to enter into this Agreement and the applicable Schedules (ii), it has full power and authority to sell the Products to be sold by it at the Marketplace and will not offer for sale counterfeit or stolen items, (iii) it is the sole owner or is a valid licensee of all Content provided by or on behalf of Supplier for inclusion at the Marketplace and has secured all necessary licenses, consents and authorizations with respect to use of such Content and all elements thereof to the full extent contemplated herein, (iv) no part of any Content provided by or on behalf of Supplier for inclusion at the Marketplace violates or infringes upon the patent rights, copyrights, trade secrets, trademarks or other proprietary rights of any person or entity or constitutes defamation, invasion of privacy or the violation of the rights of any person or entity, (v) it has complied and shall continue to comply with all legislation, laws, statutes, ordinances, rules and regulations regarding the Products and their sale or transfer, and its actions in relation to the Marketplace and the Services (including, without limitation, those governing medical devices, pharmaceuticals, export control, consumer protection, unfair competition or false advertising), and (vi) it will not use the Marketplace to violate antitrust laws and will not use the Marketplace to engage in any price fixing or enter into any agreement in restraint of trade.

        11.3 EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, NEOFORMA SUPPLIES THE MARKETPLACE AND THE SERVICES "AS IS" AND WITHOUT ANY WARRANTY OR CONDITION, EXPRESS OR IMPLIED. NEOFORMA SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE. NEOFORMA ALSO DOES NOT GUARANTEE CONTINUOUS, UNINTERRUPTED ACCESS TO THE MARKETPLACE AND THE SERVICES, AND OPERATION OF THE MARKETPLACE MAY BE INTERFERED WITH BY NUMEROUS FACTORS OUTSIDE OF NEOFORMA'S CONTROL. USE OF THE MARKETPLACE AND SALE OF PRODUCTS TO USERS IS AT SUPPLIER'S RISK. BY USING NEOFORMA'S SERVICES AND THE MARKETPLACE, SUPPLIER REPRESENTS AND WARRANTS THAT IT CAN FORM LEGALLY BINDING CONTRACTS UNDER APPLICABLE LAW. FURTHERMORE, SUPPLIER REPRESENTS AND WARRANTS THAT THE INDIVIDUAL EXECUTING THIS AGREEMENT HAS AUTHORITY TO BIND SUPPLIER AS SELLER AND THAT BY DOING SO IS NOT BREACHING OR IN CONFLICT WITH ANOTHER AGREEMENT OR OBLIGATION.

12.
INDEMNIFICATION

        12.1 Subject to Section 12.3, Neoforma will defend and/or handle at its own expense any third party claims or actions, of actual or alleged infringement of a copyright, trade secret, trademark, patent or other proprietary right of a third party arising out of Supplier's use of the Marketplace and the Services as permitted under this Agreement and the applicable Schedules, and shall indemnify and hold Supplier and its respective officers and directors, harmless from and against any and all costs, and expenses (including reasonable attorney's fees) awarded against Supplier arising out of such claim or action;' and its settlement or compromise.

        12.2 Subject to Section 12.3, Supplier will defend, and/or handle at its own expense, any third-party claims or actions, arising from (i) any breach by Supplier of any of its representations or obligations set forth in this Agreement and the applicable Schedules (ii) any misrepresentation or omission in any Content provided by or on behalf of Supplier in connection with the Services or at the Marketplace, (iii) any virus, worm, Trojan Horse or other contaminating or destructive feature containing any information or listing listed by Supplier at the Marketplace, (iv) any claims brought by a third party, having a basis in contract or tort, in law or in equity, relating to any Products listed or sold by Supplier through the Marketplace or otherwise relating to Supplier's use of the Marketplace or the Services, including but not limited to, interference with contract or prospective economic advantage, breach of contract, misrepresentation, gross negligence, products liability, strict products liability or the failure to transfer good title to any products sold by Supplier at the Marketplace, and will indemnify and hold harmless Neoforma, its Affiliates, and their respective officers and directors against any loss, liability, cost or expense (including reasonable attorneys' fees) resulting from any such claim. Notwithstanding the foregoing, as to any product liability claim Supplier additionally shall fully indemnify Neoforma and shall cause Neoforma to be listed as an additional insured on any product liability insurance policy of Supplier.

        12.3 The party seeking indemnification under subsection 12.1 or 12.2, as the case may be (the "Indemnified Party"), will give prompt written notice to the other party (the "Indemnifying Party"). In addition, the Indemnified Party will allow the Indemnifying Party solely direct the defense and settlement of any such claim, with counsel of the Indemnifying Party's choosing, and will provide the Indemnifying Party, at the Indemnifying Party's expense, with information and assistance that is reasonably necessary for the defense and settlement of the claim. The Indemnified Party reserves the right to retain counsel, at the Indemnified Party's sole expense, to participate in the defense of any such claim. The Indemnifying Party shall not settle any such claim or alleged claim without first obtaining the Indemnified Party's prior written consent, which consent shall not be unreasonably withheld, if the terms of such settlement would adversely affect the Indemnified Party's rights under this Agreement and the applicable Schedules.

        12.4 The remedy provided under this Section 12 will be the Supplier's sole and exclusive remedies in relation to claims and actions alleging intellectual property infringement.

13.
LIMITATION OF LIABILITY

        13.1 WITH THE EXCEPTION OF NEOFORMA'S OBLIGATIONS UNDER SECTION 12.1 IN NO EVENT WILL NEOFORMA BE LIABLE TO SUPPLIER FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE SCHEDULES ATTACHED HERETO OR THEIR TERMINATION, WHETHER LIABILITY IS ASSERTED IN CONTRACT OR IN TORT, (INCLUDING NEGLIGENCE) AND IRRESPECTIVE OF WHETHER NEOFORMA HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE. IN NO EVENT WILL NEOFORMA'S TOTAL LIABILITY TO SUPPLIER OR TO ANY THIRD PARTIES, UNDER THIS AGREEMENT AND THE APPLICABLE SCHEDULES ATTACHED HERETO EXCEED THE AMOUNT OF FEES SUPPLIER PAYS TO NEOFORMA IN THE 12 MONTHS PRIOR TO THE ACTION GIVING RISE TO THE LIABILITY.

        13.2 NEOFORMA DOES NOT AND CANNOT CONTROL THE FLOW OF DATA TO OR FROM THE MARKETPLACE AND OTHER PORTIONS OF THE INTERNET. ACTIONS OR INACTIONS OF THIRD PARTIES MAY RESULT IN SITUATIONS IN WHICH SUPPLIER'S CONNECTION TO THE INTERNET, AND/OR ACCESS TO THE MARKETPLACE MAY BE IMPAIRED, DISRUPTED OR DAMAGED. NEOFORMA CANNOT GUARANTEE THAT SUCH EVENTS WILL NOT OCCUR, AND ACCORDINGLY DISCLAIMS ANY AND ALL LIABILITY RESULTING FROM OR RELATED TO SUCH EVENTS.

14.
INTELLECTUAL PROPERTY RIGHTS

        14.1 Each party owns and shall retain all right, title to and interest in its names, logos, trademarks, service marks, trade dress, copyrights and proprietary technology, including, without limitation, those names, logos, trademarks, service marks, trade dress, copyrights and proprietary technology currently used or which may be developed and/or used by it in the future (the "Marks"). Neoforma is authorized to use Supplier's Marks as necessary to provide the Services under this Agreement. To the extent that Neoforma modifies Product Data or other Content provided by Supplier pursuant to this Agreement and the applicable Schedules, Supplier hereby acknowledges that Neoforma will be the copyright owner of the derivative works that it creates pursuant to and subject to the license granted in Section 3.3 (whether in graphical, narrative or any other form), and subject in all respects to Supplier ownership of the underlying information and to the copyright of third parties.

15.
NO AGENCY; DISCLAIMER

        15.1 Supplier and Neoforma are independent contractors, and no agency, partnership, broker-dealer, distributor, joint venture, employee-employer or franchiser-franchisee relationship is intended or created by this Agreement and the applicable Schedules. Neoforma provides a forum for buyers and Supplier to conduct transactions and is not involved in the actual transaction between buyers and Supplier. Neoforma does not have any responsibility whatsoever with regard to the actual fulfillment of any orders made by buyers, including but not limited to the shipment of the Products ordered or purchased at the Marketplace. Neoforma has no control over the price, contract terms, quality, safety, conformance or legality of the Products listed at the Marketplace, the truth or accuracy of the listings, the ability of Supplier to sell items or the ability of buyers to buy items. Neoforma has no control over whether the offer or state of Products by Supplier or the purchase of Products by a buyer is in compliance with applicable laws or whether Supplier or any buyer has any required license or other government permission or authority for any such offer, sate or purchase. Neoforma cannot and does not control whether or not buyers will complete the purchase of items they have ordered, and is not responsible for payment or collection of orders placed by User buyers at the Marketplace. NEOFORMA MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED AS TO THE QUALITY, IDENTITY, OR CREDITWORTHINESS OF ANY BUYER.

16.
TERM AND TERMINATION

        16.1 Term. The term of this Agreement will commence on the Effective Date and shall continue for a period of two (2) years. This Agreement will automatically renew for additional one-year terms unless written notice of termination is provided by the terminating party to the non-terminating party at least ninety (90) days prior to the expiration of the then-effective term. Unless otherwise indicated in the applicable Schedule, the term of each Schedule hereto shall be the same as the term of this Agreement.

        16.2 Termination. Either party will have the right to terminate this Agreement or any Schedule attached hereto in the event of a material breach of the terms hereof or thereof by the other party which is not cured within thirty (30) calendar days following receipt of written notice specifying the breach.

        16.3 Termination by Neoforma. In the event of excessive complaints to Neoforma from Users about Supplier's compliance with the Supplier Terms and Conditions or the service provided by Supplier relating to Products Neoforma may provide Supplier with notice of its receipt of such complaints and the opportunity to respond to and cure the source of such complaints. If Supplier has not satisfactorily responded to or cured the source of such complaints within thirty (30) calendar days following receipt of such notice, Neoforma, at its sole discretion will have the right to terminate this Agreement or any Schedule attached hereto.

        16.4 Schedules. Upon termination of this Agreement for any reason, all Schedules entered into pursuant to this Agreement shall also terminate.

17.
GENERAL PROVISIONS

        17.1 No Waiver. The failure of either party to require or enforce strict performance by the other party of any provision of this Agreement or any Schedule hereto or to exercise any right under this Agreement or any Schedule hereto shall not be construed as a waiver or relinquishment to any extent of such party's right to assert or rely upon any such provision or right in that or any other instance.

        17.2 Entire Agreement. This Agreement and any applicable Schedule hereto represents the entire agreement, and supersedes any and all prior agreements or understandings of the parties written or oral with respect to the subject matter hereof. This Agreement and the Schedules hereto may only be modified, or any rights under it waived, by a written document executed by the duly authorized representative of both parties. In the event of any conflicts or inconsistencies between the terms of this Agreement and any Schedules, the terms of the applicable Schedule will control.

        17.3 Applicable Law; Jurisdiction. This Agreement and the Schedules hereto shall be interpreted, construed and enforced in all respects in accordance with the laws of the State of California without reference to conflict of law principles. All actions brought by either party arising under or related to this Agreement or any Schedules hereto shall be subject to the jurisdiction and venue of the state and federal courts located in Santa Clara County, California.

        17.4 No Diversion. Supplier shall take all reasonable steps to insure that buyers who purchase a Product as a result of selecting an item for purchase or quotation at the Marketplace execute their purchase of that Product at the Marketplace rather than through some other means.

        17.5 Non-Exclusivity. Supplier and Neoforma agree that this Agreement and the Schedules hereto are non-exclusive and that each party is free to contract and deal with competitors of the other.

        17.6 Assignment. This Agreement and the Schedules hereto shall not be assigned by either party without the prior written consent of the other, except that no such consent will be required in connection with an acquisition, merger, reorganization or sale of all, or substantially all of either party's assets. Neoforma may assign the Agreement and the Schedules hereto to an Affiliate of Neoforma. The parties further agree that an Affiliate of Neoforma may provide services under this Agreement. Subject to the foregoing, this Agreement will bind and inure to the benefit of the parties' successors in title and permitted assigns. Any attempt to assign this Agreement other than as permitted above will be void.

        17.7 Schedules. The Schedules applicable to this Agreement are attached hereto, refer explicitly to this Agreement, and are dated and signed by both parties.

        17.8 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed given if sent by prepaid registered or certified United States mail, return receipt requested (if available), overnight mail with a nationally recognized overnight mail courier, or sent by facsimile or similar communication, and confirmed by such mail, postage prepaid, addressed to the other party at the address shown below or at such other address for which such party gives notice hereunder. Notices will be deemed given three (3) business days after deposit in the U.S. Mail, one (1) business day after deposit with an overnight mail courier, or when confirmation of receipt is obtained if sent by facsimile or similar communication, as applicable.

If to Supplier:

Facsimile:

Attention:

With a copy to:

Facsimile:

Attention:

If to Neoforma:
Neoforma.com, Inc. 3061 Zanker Road San Jose, CA 95134 Facsimile: (408) 468-4040 Attention: Chief Financial Officer

        17.9 Force Majeure. Neither party shall be considered in default in the performance of any obligation hereunder to the extent that the performance of such obligation is prevented or delayed by fire, flood, explosion, strike, war, insurrection, embargo, government requirement, civil or military authority, act of God, failure of the Internet or any other event, occurrence or condition which is not caused, in whole or in part, by that party, and which is beyond the reasonable control of that party. The parties shall take all reasonable action to minimize the effects of any such event, occurrence, or condition.

        17.10 Survival. The following sections will survive termination or expiration of this Agreement: 3.1, 6.1, 7.1, 8.1, 10.1, 11, 12, 13, 14.1, 15.1 and 17.

        17.11 Execution in Counterparts, Facsimiles. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, bear the signature of both Parties hereto. Novation may execute this Agreement by and on behalf of Neoforma, as Neoforma's agent. In such case Novation will not be responsible or liable for the obligations of Neoforma or Supplier under this Agreement. For the purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed an original.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

NEOFORMA.COM, INC., a Delaware corporation	SUPPLIER a corporation
By:	By:
Title:	Title:
Date:	Date:

SUPPLIER SCHEDULE A2

NOVATION CONTRACT PORTFOLIO PRODUCTS

The following Schedule A2 to the Master Supplier Agreement by and between Neoforma.com, Inc. ("Neoforma") and [            ]("Supplier") will apply to Products included in the Novation Contract Portfolio posted at the Marketplace with right of access to the Novation Contract Portfolio (the Marketplace at Novation):

1.    Listing of Novation Contract Portfolio Products

        1.1.  Supplier shall provide Neoforma with a list of all Products that Supplier offers through the Novation Contract Portfolio (the "Initial Novation Contract Portfolio. Catalog"). To the extent that Novation and Supplier contract from time to time with respect to additional Products to be offered to Novation Members through the Novation Contract Portfolio, Supplier will provide Neoforma with a list of such additional Products. Supplier shall provide Neoforma with the Product Data with respect to such Contract Portfolio Products as is set forth in the NeoFormat specifications provided by Neoforma to Supplier from time to time (a current copy of which has been provided to Supplier); provided that pricing information for Novation Contract Portfolio Products will be provided by Novation and reviewed and approved by Supplier. Supplier and Novation shall provide such Product Data in the manner and format set forth in such specifications.

        1.2.  Neoforma shall digitize, categorize and format the Product Data for the Initial Novation Contract Portfolio Catalog and post such Product Data at the Marketplace at Novation in accordance with Neoforma's standard practices for digitization, categorization, and formatting of Product Data. Neoforma shall digitize, categorize, format, and post Product Data for additional Novation Contract Portfolio Products offered by Supplier from time to time in accordance with Neoforma's then-current standard practices.

        1.3.  Supplier acknowledges that Novation shall have the right to review all Product Data with respect to Novation Contract Portfolio Products prior to the posting of such Product Data at the Marketplace at Novation.

        1.4.  Supplier agrees that, notwithstanding Section 4.4 of the Master Supplier Agreement, it shall not revise pricing information with respect to Novation Contract Portfolio Products without the prior approval of Novation. Suppliers are required to provide thirty (30) days written notification to Novation in advance of any price changes of Novation Contract Portfolio Products posted at the Marketplace at Novation.

        1.5.  Supplier agrees to pay the fees for digitization, categorization, formatting and posting of Product Data for Novation Contract Portfolio Products set forth in the following table.

Service	Quantity	Fee ($)
Digitizing, Categorizing & Displaying Supplier's Products included in the Novation Contract Portfolio at the Marketplace at Novation.
Manual format		Per item
Digital format		Per item
Updating
Maintenance

Neoforma agrees that, to the extent a Product is offered at the Marketplace as a Non-Contract Product or through the Contract Portfolio of a GPO other than Novation in addition to through the Novation Contract Portfolio, Supplier will only be required to pay once for the digitization, categorization, formatting and posting of such Product.

1

2.    Transaction Fees for Novation Contract Portfolio Products. Supplier agrees to pay to Neoforma transaction fees for the sale of Products through the Novation Contract Portfolio at the Marketplace at Novation as set forth in the following table.

Transaction	Fee per transaction ($)
Purchase of Products distributed but not manufactured by Supplier through the Novation Contract Portfolio at the Marketplace at Novation or purchase of such Products through the Novation Contract Portfolio after quote is requested at the Marketplace at Novation.	[ ]% per [ ]
Purchase of Products manufactured and distributed by Supplier through the Novation Contract Portfolio at the Marketplace at Novation or purchase of such Products through the Novation Contract Portfolio after quote is requested at the Marketplace at Novation.	[ ]% per [ ]
Purchase of Products manufactured but not distributed by Supplier through the Novation Contract Portfolio at the Marketplace at Novation or purchase of such Products through the Novation Contract Portfolio after quote is requested at the Marketplace at Novation.	[ ]% per [ ]

3.    Non-Acute Care Users. Supplier acknowledges that the aforementioned transaction fees for Products through the Novation Contract Portfolio contemplate sales of Products to Acute Care Users. Supplier further acknowledges that Neoforma is contemplating a separate arrangement, including with respect to transaction fees, for Non-Acute Care Users, whether through development of a separate Marketplace or otherwise (the "Non-Acute Arrangement"). The parties agree that, at such time as Neoforma shall have developed the Non-Acute Arrangement, the parties will negotiate in good faith to agree to a schedule, including setting transaction fees to be paid, addressing the Non-Acute Arrangement. If the parties are unable to reach agreement with respect to the Non-Acute Arrangement, Neoforma shall be entitled to limit Supplier's sales of Products through the Novation Contract Portfolio through the Marketplace to Acute Care Users.

4.    No Agreement with Manufacturer. Neoforma expressly reserves the right not to post any NonContract Product at the Marketplace and to remove any such Product from the Marketplace in the event Neoforma does not have an agreement with the manufacturer of such Product for the payment of transaction fees on sales of that Product at the Marketplace.

ACCEPTED BY:	ACCEPTED BY:
SUPPLIER	NEOFORMA.COM, INC.
Authorized Signature	Authorized Signature
Printed Name and Title	Printed Name and Title
Date	Date

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SCHEDULE C

(MANUFACTURER AND DISTRIBUTOR)

NEOFORMA STATEMENT OF WORK FOR CONNECTIVITY

The following Schedule C to the Master Supplier Agreement by and between Neoforma.com, Inc. ("Neoforma") and [                        ]("Supplier") describes the services available to Supplier in support of Supplier's connectivity with the Marketplace:

Neoforma and Supplier will agree to a statement of work and professional services agreement ("Statement of Work") with respect to any professional services required for establishing connectivity between Supplier and the Marketplace, which Statement of Work will be attached hereto. Neoforma agrees to waive its hourly rate for the first 80 person-hours of any such professional services provided to Supplier for establishing such connectivity. Rates for additional services will be as set forth in the Statement of Work.

ACCEPTED BY:	ACCEPTED BY:
SUPPLIER	NEOFORMA.COM, INC.
Authorized Signature	Authorized Signature
Printed Name and Title	Printed Name and Title
Date	Date

1

NOVATION—WOUND MANAGEMENT PROGRAM
INVITATION TO BID (ITB)
THERAPEUTIC SPECIALTY BEDS, THERAPEUTIC SURFACES, & RELATED
PRODUCTS
AGREEMENT TERM: Five Years Initial Term Beginning September 1, 2001

EXHIBIT H—EXCEPTIONS TO THE SUPPLIER AGREEMENT
SUPPLIER AGREEMENT—PROPOSED EXCEPTION FORM

Supplier Name
KCI USA Inc.
Printed Name
Scott Brooks Authorized Signature
Title Vice President, National Accounts Date April 5, 2001
Page #	Para #	Define Exception Being Taken

2	2b	Add: "; unless the Member purchases products under the terms of an agreement with another group purchasing organization" at the end of the first sentence ending with....Section 7 and 9 below.
or 2	2d	Pricing for the V.A.C and related accessories and DriFlo Products shall be protected until August 31, 2002,.." at the end of the paragraph.
3	2g Need to have Marketplace signed.
Add "KCI USA agrees to participate in the Marketplace@Novation subject to agreement of the final terms and conditions of Exhibit F and any schedules or attachments after good faith negotiations by and between Neofroma.com, Inc. and KCI USA. The Neoforma Master Supply Agreement and all attachments, as it relates to Product lines offered for purchase only (not rental), shall be finalized within forty-five (45) days of any Novation contract extension award." in second sentence after the word...comply.
Exceptions to the Supplier Schedule A2:
Add: Schedule A2 is subject to agreement of the parties regarding product lines to be offered through Marketplace@Novation. The Neoforma Master Supply Agreement and all attachments, as it relates to Product lines offered for purchase only (not rental), shall be finalized within forty-five (45) days of any Novation contract extension award.
Add: Supplier Schedule A2 is subject to the agreement of the parties as to fees in section 1.5 and 2 and/or fee waivers.
Supplier Schedule A2 is subject to final agreement of the items and conditions contained in Exhibit F-Neoforma Master Supply Agreement after good faith negotiations by and between Neofroma.com Inc. and KCI USA. The Neoforma Master Supply Agreement and all attachments, as it relates to Product lines offered for purchase only (not rental), shall be finalized within forty-five (45) days of any Novation contract extension award.
Per phone call with C. Fashek on 4-17 the parties agreed to work in good faith to add rental transactions on the Marketplace@Novation. Details to be worked out [text illegible]
3 NEW	3b 3c	Change written notice for Novation and Supplier to "one hundred twenty (120) days for termination for any reason.
3	3b-1
Strike "(1) Supplier breaches this Agreement; or "and substitute" (1) Supplier commits a breach of this Agreement and fails to cure such breach within 30 days of being notified of the breach, except for Supplier's monetary breach or breach of Compliance with Laws for which a cure period shall not be allowed."

1

4	4a
Strike the first three sentences and substitute "On and after the Effective Date, Supplier agrees to deliver rental products ordered by the Members to the Members, FOB destination, and shall direct its invoices to the Members in accordance with this Agreement. Purchase products will be shipped F.O.B. Origin, freight prepaid and added to invoice. Rental and purchase products payment terms will be 2% 15 days, Net 30 days."
4	4b
Strike second sentence and replace with "Supplier will provide E-mail confirmation of orders for medical device purchased products greater than $500.00 from Members within two business days and provide expected delivery time within five (5) business days after placement of the order.
6	5d	Insert "non-rental, after "order, all" in the first sentence
8	7a2
Insert "and rentals" after...net sales in all cases in section 7a2. add "unless the Member purchases products under the terms of an agreement with another group purchasing organization" to the end of section 7a2 paragraph.
9	7a3	Insert "and rentals" after...net sales.
10	9a
Change the first sentence to "Supplier will pay to Novation, as the authorized collection agent for the Clients, marketing fees ("Marketing Fees") belonging to the Clients equal to the Agreed Percentage of the aggregate gross charges of all net sales and rentals of the Products by the Members directly or indirectly from Supplier, whether under the pricing and other terms of this Agreement or under the terms of any other purchasing or pricing arrangements that may exist between the Members and Supplier; unless the Member purchases products under the terms of an agreement with another group purchasing organization."
10	9b
Strike the first paragraph insert "No later than the twentieth (20th) day of each month, Supplier shall remit the monthly Marketing Fee for the preceding month to Novation. Supplier shall pay Marketing Fees by check made payable to "Novation, LLC." All checks should reference the Agreement number. Supplier shall send by first class mail shall be mailed to the following address:
Novation
Remittance Dr., Suite 1420
Chicago, IL 60675-1420"

1 3	14	Insert "provided by supplier" after... indemnify, in clause number 3
14	17a	Strike "supplier" and substitute "Each party" before...Agrees, in clause a.
14	17a1	Strike "Novation the Clients and the Members" and substitute "the other party (which, in the case of Novation shall include the Clients and the Members)."
14	17a2, 17a3, 17a4	Strike "Novation" and substitute "the other party" in each sentence.
14	17b
Strike "Novation, the clients and the Members" and replace with "the parties", insert "Supplier" before Novation in the first sentence. Strike "Supplier" and replace with "party", strike "it charges the members for products ordered and replace with "charged" and strike Novation and replace with "the other party" in the second sentence.
14	17c	Notwithstanding the above provisions, Novation may disclose to Neoforma.com, Inc. the pricing and other terms of this Agreement for use by the Members of the Marketplace@Novation.
15	18d	Add "KCI USA Inc. Attn: General Counsel 8023 Vantage drive San Antonio, Texas 78230"
Exhibit E	Page 2 3a	Strike "No" replace with "all", insert "electronically transmitted" before Document.

2

QuickLinks

  Exhibit 10.24
EXHIBIT A PRODUCT AND SERVICE DESCRIPTION AND PRICING
Exhibit A-Line Item Award Pricing NOVATION L.L.C. KCI USA Inc. THERAPEUTIC SUPPORT SURFACES AND OVERLAYS LEVEL I PRICING—90% COMPLIANCE—COMMITTED DOLLAR VOLUME = $0-99,999
Attachment #2 to Exhibit A LETTER OF PARTICIPATION WITH KCI USA, INC.
Attachment 3 to Exhibit A Novation EXPENSE CAPs As of February 28, 2001
EXHIBIT B NON-PRICE SPECIFICATIONS
Attachment 1 to Exhibit B Sheet & Cushion Service Agreement
Extended Warranty Agreement
Product Maintenance Agreement
EXHIBIT C SPECIAL CONDITIONS
Attachment 1 to Exhibit C OPPORTUNITY-COMPLIANT KCI LIST
EXHIBIT E OTHER INFORMATION REQUIREMENTS
Novation Electronic Communication Requirements Schedule
EXHIBIT F NEOFORMA MASTER SUPPLIER AGREEMENT
SUPPLIER SCHEDULE A2 NOVATION CONTRACT PORTFOLIO PRODUCTS
SCHEDULE C (MANUFACTURER AND DISTRIBUTOR) NEOFORMA STATEMENT OF WORK FOR CONNECTIVITY
NOVATION—WOUND MANAGEMENT PROGRAM INVITATION TO BID (ITB) THERAPEUTIC SPECIALTY BEDS, THERAPEUTIC SURFACES, & RELATED PRODUCTS AGREEMENT TERM: Five Years Initial Term Beginning September 1, 2001
EXHIBIT H—EXCEPTIONS TO THE SUPPLIER AGREEMENT SUPPLIER AGREEMENT—PROPOSED EXCEPTION FORM